8833492.3 Exhibit 10.1 LEASE Between Technology Park X Limited Partnership and ConforMIS, Inc. for 45,043 Rentable Square Feet at 600 Technology Park Drive Billerica, Massachusetts

i 8833492.3 Table of Contents Page Article 1 REFERENCE DATA ...................................................................................................... 1  1.1 SUBJECTS REFERRED TO:............................................................................................. 1  1.2 EXHIBITS .......................................................................................................................... 3  Article 2 PREMISES AND TERM................................................................................................. 4  2.1 PREMISES ......................................................................................................................... 4  2.2 TERM ................................................................................................................................. 5  Article 3 CONSTRUCTION........................................................................................................... 5  3.1 LANDLORD’S WORK ...................................................................................................... 5  3.2 PREPARATION OF PREMISES FOR OCCUPANCY .................................................... 7  3.3 GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION .................................. 9  3.4 REPRESENTATIVES ........................................................................................................ 9  3.5 ARBITRATION BY ARCHITECTS ................................................................................. 9  3.6 WARRANTY OF LANDLORD’S WORK...................................................................... 10  3.7 INSURANCE – ................................................................................................................ 11  Article 4 RENT ............................................................................................................................. 12  4.1 RENT ................................................................................................................................ 12  4.2 OPERATING COST ESCALATION............................................................................... 12  4.3 PAYMENTS ..................................................................................................................... 21  Article 5 LANDLORD’S COVENANTS ..................................................................................... 21  5.1 LANDLORD’S COVENANTS DURING THE TERM .................................................. 21  5.2 INTERRUPTIONS ........................................................................................................... 24  Article 6 TENANT’S COVENANTS ........................................................................................... 26  6.1 TENANT’S COVENANTS DURING THE TERM ........................................................ 26

ii 8833492.3 Article 7 CASUALTY AND TAKING ........................................................................................ 34  7.1 CASUALTY AND TAKING ........................................................................................... 34  7.2 RESERVATION OF AWARD......................................................................................... 35  7.3 ADDITIONAL CASUALTY PROVISIONS ................................................................... 35  Article 8 RIGHTS OF MORTGAGEE ......................................................................................... 36  8.1 PRIORITY OF LEASE..................................................................................................... 36  8.2 LIMITATION ON MORTGAGEE’S LIABILITY .......................................................... 37  8.3 INTENTIONALLY OMITTED ....................................................................................... 37  8.4 NO PREPAYMENT OR MODIFICATION, ETC. .......................................................... 37  8.5 NO RELEASE OR TERMINATION ............................................................................... 37  8.6 CONTINUING OFFER .................................................................................................... 38  Article 9 DEFAULT ..................................................................................................................... 38  9.1 EVENTS OF DEFAULT .................................................................................................. 38  9.2 TENANT’S OBLIGATIONS AFTER TERMINATION ................................................. 38  Article 10 MISCELLANEOUS .................................................................................................... 41  10.1  TITLES ....................................................................................................................... 41  10.2  NOTICE OF LEASE .................................................................................................. 41  10.3  CONSENT .................................................................................................................. 41  10.4  NOTICES FROM ONE PARTY TO THE OTHER................................................... 41  10.5  BIND AND INURE .................................................................................................... 41  10.6  NO SURRENDER ...................................................................................................... 42  10.7  NO WAIVER, ETC. ................................................................................................... 42  10.8  NO ACCORD AND SATISFACTION ...................................................................... 42  10.9  CUMULATIVE REMEDIES ..................................................................................... 42  10.10  PARTIAL INVALIDITY ..................................................................................... 42

iii 8833492.3 10.11  LANDLORD’S RIGHT TO CURE ...................................................................... 43  10.12  ESTOPPEL CERTIFICATE ................................................................................. 43  10.13  WAIVER OF SUBROGATION AND CLAIMS ................................................. 43  10.14  BROKERAGE ...................................................................................................... 43  10.15  COVENANTS INDEPENDENT.......................................................................... 44  10.16  ACCESS ............................................................................................................... 44  10.17  ENTIRE AGREEMENT ....................................................................................... 44  10.18  GOVERNING LAW ............................................................................................. 44  10.19  ADDITIONAL REPRESENTATIONS ............................................................... 44  Article 11 SECURITY .................................................................................................................. 45

1 8833492.3 Date of Lease Execution: September 19, 2016 ARTICLE 1 REFERENCE DATA 1.1 SUBJECTS REFERRED TO: Each reference in this Lease to any of the following subjects shall incorporate the data stated for that subject in this Section 1.1. Landlord: Technology Park X Limited Partnership Managing Agent: The Gutierrez Company Landlord’s and Managing Agent’s Address: 200 Wheeler Road Burlington, Massachusetts 01803 Landlord’s Representatives: Arthur J. Gutierrez, Jr., President Douglas L. Fainelli, Vice President of Operations Tenant: ConforMIS, Inc., a Delaware corporation Tenant’s Address (for Notice & Billing): Prior to Lease occupancy: 28 Crosby Drive, Bedford, MA 01730 Following occupancy: at the Premises Tenant’s Representative: Paul Weiner, Chief Financial Officer Building: 600 Technology Park Drive, Billerica, MA Floor(s): Fourth Floor Tenant’s Space: 45,043 Rentable Square Feet (RSF) located on the fourth floor of the Building in the location shown on the plan attached to this Lease as Exhibit A and made a part hereof. Total Rentable Floor Area of the Building: 449,055 Rentable Square Feet Scheduled Term Commencement Date: April 1, 2017

2 8833492.3 Outside Delivery Date: July 31, 2017, as extended on a day-for-day basis for each day of Tenant Delay and each day of Force Majeure Delay, except that the Outside Delivery Date may not be extended by more than thirty (30) days for Force Majeure Delay. Term Expiration Date: Eight (8) years and six (6) months following the Commencement Date determined in accordance with Section 2.2, subject to extension in accordance with Exhibit “F” or subject to earlier termination in accordance with the applicable provisions of this Lease. Fixed Rent (Exclusive of Tenant Electricity): Initial six (6) months: $0 Months 7-12: $923,381.50/Year $ 76,948.46/Month $ 20.50/RSF Months 13-24: $945,903.00/Year $ 78,825.25/Month $ 21.00/RSF Months 25-36: $968,424.50/Year $ 80,702.04/Month $ 21.50/RSF Months 37-48: $990,946.00/Year $ 82,578.83/Month $ 22.00/RSF Months 49-60: $1,013,467.502/Year $ 84,455.62/Month $ 22.50/RSF Months 61-72: $1,035,989.00/Year $ 86,332.42/Month $ 23.00/RSF Months 73-84: $1,058,510.50/Year $ 88,209.21/Month $ 23.50/RSF Months 85-102: $1,081,032.00/Year $ 90,086.00/Month $ 24.00/RSF Base Operating Costs (for the Building): Landlord’s Operating Costs (as defined in Section 4.2) for the Calendar Year ending December 31, 2017 (except that

3 8833492.3 the real estate taxes component of Base Operating Costs shall be equal to the real estate taxes for the entire fiscal tax year ending June 30, 2018) calculated as though the Building was fully occupied and fully assessed. Estimated Cost of Electrical Service to Tenant’s Space (Excluded from Fixed Rent): Payable by Tenant pursuant to Exhibit “D”, Paragraph IX First Fiscal Year for Tenant’s Paying Operating Costs Escalation: Calendar Year Ending December 31, 2018 Security: See Article 11 Guarantor: Not Applicable Permitted Uses: General Office Use and other lawful uses that are ancillary and accessory thereto. Real Estate Broker(s): Cushman & Wakefield Public Liability Insurance - Bodily Injury and Property Damage: Each Occurrence: $1,000,000 Aggregate: $2,000,000 Listed Mortgagee: Any mortgagee holding a mortgage on the Lot, the Building, or both, of which Landlord has provided written notice to Tenant setting forth the name and notice address of the mortgagee and the recording information for the applicable mortgage. As of the date of this Lease, the Listed Mortgagee is Bank of America, N.A. (See Exhibit “J”). Special Provisions: Rental Abatement – See Section 1.1; Option to Extend (per Exhibit “F”); Right of First Refusal (Per Exhibit “I”) 1.2 EXHIBITS The Exhibits listed below in this Section are incorporated in this Lease by reference and are to be construed as part of this Lease: EXHIBIT A Plan Showing Tenant’s Space EXHIBIT B Plan Showing the Park EXHIBIT C Approved Plans EXHIBIT D Landlord’s Services

4 8833492.3 EXHIBIT E Rules and Regulations EXHIBIT F Option to Extend EXHIBIT G Form of Notice of Lease EXHIBIT H Definition of Market Rent EXHIBIT I Right of First Refusal EXHIBIT J Form of SNDA EXHIBIT K Form of Estoppel Certificate EXHIBIT L Form of Letter of Credit EXHIBIT M Schedule ARTICLE 2 PREMISES AND TERM 2.1 PREMISES Subject to and with the benefit of the provisions of this Lease, Landlord hereby leases to Tenant and Tenant leases from Landlord, Tenant’s Space in the Building, excluding without limitation the floor slab, demising walls and perimeter walls and exterior windows (except the inner surfaces of each thereof), the common facilities area, common stairwells, shafts, ducts and conduits passing through the Premises and building systems and building service fixtures and equipment serving exclusively or in common other parts of the Building. Tenant’s Space with such exclusions, but with such appurtenances as hereinafter provided, is hereinafter collectively referred to as the “Premises”. Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice: (a) the common areas and facilities included in the Building or on the parcel of land on which the Building is located (“the Lot”), including, without limitation, a fitness center, locker rooms and a café located within the Building, (b) the common areas and facilities included within Technology Park (the “Park”), (c) all means of access to and from the Premises and the Building to the common areas and facilities of the Building and the Park (including, without limitation, all lobbies and elevators in the Building), (d) the service, loading and parking areas allocable to the Building (i.e., Tenant shall be entitled to up to 3.0 per 1,000 RSF non-reserved parking spaces, all without additional compensation from Tenant), (e) all sidewalks, roads, driveways and the like, (f) the Building service fixtures and equipment and the common mechanical or electrical closets and shafts, ducts and conduits serving the Premises; and (g) if the Premises include less than the entire rentable area of the fourth (4th) floor, the common toilets (if any) and other common facilities of such floor. Landlord reserves the right from time to time, without unreasonable interference with Tenant’s use and/or access to the Premises or the Building (a) to install, repair, replace, use, maintain and relocate for service to the Premises and to other parts of the Building or either, building service fixtures and equipment wherever located in the Building, and (b) to alter or relocate any other common area or facility, provided that substitutions are substantially equivalent or better. Landlord’s exercise of the foregoing rights shall not materially increase

5 8833492.3 Tenant’s obligations or diminish Tenant’s rights hereunder, or materially interfere with Tenant’s parking rights. Landlord shall at all times during the Term (defined below) maintain a full-service cafeteria and fitness center (including showers) within the Building in a first class condition and in size and scope comparable to the existing cafeteria and fitness center (including showers) existing as of the Commencement Date, so long as Tenant is leasing the Premises. 2.2 TERM To have and to hold for a period (the “Term”) commencing on the date (the “Commencement Date”) that is the later of (i) April 1, 2017, and (ii) the date on which the Premises are Ready for Occupancy as provided in Section 3.2, and continuing until the Term Expiration Date, unless sooner terminated pursuant to the terms of this Lease or extended as provided in Exhibit “F”. ARTICLE 3 CONSTRUCTION 3.1 LANDLORD’S WORK Landlord shall construct at its sole cost and expense the leasehold improvements to the Premises that are described in the final approved plans and specifications attached hereto as Exhibit “C” and made a part hereof (the “Approved Plans”), in accordance with (i) the Approved Plans, (ii) the terms of this Article 3, (iii) all applicable Codes, and (iv) all covenants, conditions and restrictions that affect or relating to the Premises, the Building, the Lot or the Park. All of the work shall utilize the materials and finishes described or referenced in the Approved Plans and, to the extent not described or referenced in Approved Plans, standard building materials and finishes for the Building, which are consistent with industry standard for a Class A building in the Boston northwest suburban area and consistent with the level of materials used in the spaces currently occupied by other tenants in the Building, specifically consistent with Insulet Corporation’s finishes and specifications on the second (2nd) floor of the Building. For the purposes of clarity, finishes and specifications will include items such as, but not limited to, lighting, ceiling tiles, millwork, lobby and restroom upgrades, doors, sidelights, flooring, etc. Lighting fixtures shall be upgraded to LED throughout Premises per the specifications comprising part of the Approved Plans. Prior to commencing Landlord’s Work, Landlord shall obtain all federal, state and local licenses, permits and approvals (whether governmental or non- governmental) required to perform Landlord’s Work and occupy and use the Premises for the Permitted Uses. Promptly after execution and delivery of this Lease, Landlord shall commence and exercise all reasonable efforts to complete Landlord’s Work and deliver the Premises Ready for Occupancy (as hereinafter defined) on or before the Scheduled Term Commencement Date set forth in Section 1.1 hereof. Attached hereto as Exhibit M is Landlord’s detailed construction schedule letter setting forth the projected completion dates for each component of the Landlord’s Work and showing the deadlines for any actions required to be taken by Tenant during such construction, and Landlord’s schedule for the completion of all components of the Landlord’s

6 8833492.3 Work, which schedule includes a completion date that is not later than the Scheduled Term Commencement Date set forth in Section 1.1 hereof. Landlord may from time to time during construction of Landlord’s Work reasonably modify such schedule provided that any such modification (a) shall maintain a completion date that is not later than the Scheduled Term Commencement Date set forth in Section 1.1 hereof, and (b) shall not adversely affect Tenant’s right to access the Premises prior to the Commencement Date, as set forth below in this Section 3.1. In no event shall Landlord’s failure to meet any of the deadlines on the construction schedule letter constitute a default by Landlord hereunder or give rise to any rights or remedies of Tenant, except as set forth in Section 3.2 of this Lease. Landlord shall cause the Premises to be completed in accordance with the Approved Plans. Landlord shall not make or allow any substitutions or changes in the Approved Plans nor allow the Landlord’s Work to deviate in any material respect from the work shown on the Approved Plans without Tenant’s prior written consent, in each instance. Notwithstanding anything to the contrary, no objection to or comments on Approved Plans or requested change with respect to any aspect of Landlord’s Work shown thereon shall constitute a Change Order by Tenant, nor shall Tenant be required to pay to Landlord the cost of or any contractor’s fee with respect to any such changes, if they specifically relate to any failure of the Approved Plans to comply with all applicable Codes (as hereinafter defined) and all other requirements of this Lease, or if the changes are minor and substituted with equal or better replacement items. Tenant may request, in writing, changes to the Approved Plans, subject to Landlord’s prior approval thereof, which shall not be unreasonably withheld, provided that (a) the changes shall meet or exceed Landlord’s standard specifications for tenant improvements for the Building; (b) the changes conform to applicable governmental regulations and necessary governmental permits and approvals can be secured; (c) the changes do not require building service beyond the levels normally provided to other comparable tenants in the Building; (d) the changes do not have any material adverse effect on the structural integrity or systems of the Building; and (e) the changes will not, in Landlord’s reasonable opinion, unreasonably delay Landlord’s Work. Landlord may condition its approval of a change request by Tenant on Tenant’s agreement to pay to Landlord upon substantial completion of the Landlord’s Work any reasonable, increased cost actually attributable to such change, as reasonably determined by Landlord. Landlord shall provide Tenant with a detailed cost estimate for the work contemplated in the Change Order and inform Tenant as to whether the Change Order will result in a delay in completion of Landlord’s Work. Tenant shall have three (3) business days to accept such Change Order and the resulting cost and timing changes as set forth in Landlord’s notice (an “Approved Change Order”) or to withdraw the requested Change Order. Failure by Tenant to respond within such three (3) business days shall be deemed a rejection of the Change Order. In addition, Landlord agrees to provide Tenant, upon Tenant’s request, with sufficient itemization and back-up documentation to facilitate analysis and to confirm the cost of said Change Order. Tenant shall pay to Landlord the actual cost of Approved Change Orders, less credits for any Landlord’s Work deleted, and plus a contractor’s fee of five percent (5%) of the net change costs, within fourteen (14) business days of receipt of Landlord’s invoice therefore. Upon execution of this Lease, Tenant (including its contractors, agents or employees) shall have access to the Premises, from time to time prior to the Commencement Date, so as to review the Premises and prepare for occupancy by Tenant (including for telephone/data, security

7 8833492.3 and furniture installations), provided that (i) Tenant’s contractors, agents or employees work in a harmonious labor relationship with Landlord’s general contractor; (ii) reasonable prior notice is given to Landlord specifying the work to be done, and (iii) no work, as reasonably determined by Landlord, shall be done or fixtures or equipment installed by Tenant in such manner as to materially interfere with the completion of the Landlord’s Work being done by or for Landlord in the Premises or the Building. During any such early access period, no Fixed Rent or additional rent or other charges shall accrue or be payable, but otherwise the performance of any such work by Tenant shall be subject to all the terms, covenants and conditions contained in this Lease. In addition, Landlord agrees to provide Tenant with a move allowance equal to $2.00 per rentable square foot of the Premises, or $90,086.00, to be used towards Tenant’s physical relocation costs and the installation of its furniture and telecommunications cabling at the Premises. Landlord agrees to pay Tenant such allowance or any portion thereof within twenty (20) days upon Landlord’s receipt of reasonable documentation evidencing the foregoing. Landlord and Tenant agree to resolve any disputes under this Article 3 pursuant to the provisions of Article 3.5 hereof, unless the parties agree otherwise. 3.2 PREPARATION OF PREMISES FOR OCCUPANCY Landlord shall have the Premises Ready for Occupancy (as hereinafter defined) on or before the Scheduled Term Commencement Date, which such date shall be extended on a day- for-day basis if and to the extent that Landlord is actually delayed in having the Premises Ready for Occupancy as the result of any Force Majeure Delay or any Tenant Delay, provided that such extension shall only be available to the extent that Landlord promptly notifies Tenant in writing of the occurrence of any Force Majeure Delay or Tenant Delay within five (5) business days after the commencement of such delay. For purposes of this Lease, (1) a “Force Majeure Delay” shall mean any actual delay in completion of Landlord’s Work resulting from any of the following: a change in governmental regulations first enacted after the date of this Lease (excluding typical periods for obtaining permits and approvals for the Landlord’s Work), unusual scarcity of or inability to obtain labor or materials that is beyond Landlord’s reasonable control (which shall not include lack of funds), labor difficulties not specifically related to Landlord or any contractor engaged by Landlord to perform any or all of Landlord’s Work (each, a “Contractor”), casualty, or other causes reasonably beyond Landlord’s reasonable control (which shall not include lack of funds), and (2) a “Tenant Delay” shall mean any actual delay in the completion of Landlord’s Work resulting from any of the following: (i) Tenant’s failure to supply information as reasonably requested by Landlord within the time periods specified herein (or if no time period is specified, within five (5) business days of request) in order to complete construction in a timely manner, (ii) Tenant’s changes to the Approved Plans evidenced by an Approved Change Order, and/or (iii) Tenant’s written request to stop work. The Premises shall be ready for occupancy (“Ready for Occupancy”) on the date on which all of the following have occurred: (a) the Landlord’s Work is completed in compliance with the terms of this Article 3, as certified in good faith by Landlord’s architect, except for insubstantial details of construction and mechanical adjustments that do not interfere with Tenant’s use of the Premises for its operations (“Punch List Items”), (b) Landlord has obtained

8 8833492.3 all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Premises, including without limitation a Certificate of Occupancy (which, if temporary, shall be only subject to agreed upon Punch List Items and any items of work for which Tenant is responsible hereunder or does not impact Tenant’s use of the Premises) for the Premises and has provided Tenant with a copy thereof, (c) Landlord shall have delivered to Tenant actual possession of the Premises free and clear of all other tenancies, occupancies, or use rights of other persons or parties, (d) all base building systems (e.g., HVAC, plumbing, electrical, life safety, elevators, etc.) are in good working order and repair, and (e) the Premises is free of all asbestos and other hazardous materials. If Landlord believes that the completion of Landlord’s Work was delayed due to Tenant Delay, then within fourteen (14) days after the Commencement Date, Landlord may give notice of such claim to Tenant. If Landlord fails to provide such notice within said fourteen (14) day period, Landlord shall be deemed to have irrevocably waived its right to claim any Fixed Rent with respect to any period of Tenant Delay. Such notice shall state the number of days by which Tenant Delay postponed the Commencement Date. If Tenant does not dispute the number of days by which Tenant Delay postponed the Commencement Date, then Tenant shall within thirty (30) days after the Rent Commencement Date, pay Landlord an amount (a “Tenant Delay Payment”) equal to the product of (i) the agreed number of days by which Tenant Delay postponed the Commencement Date, multiplied by (ii) the per diem rate of Fixed Rent. If Tenant does dispute the number of days by which Tenant Delay postponed the Commencement Date, then the dispute shall be resolved pursuant to Section 3.5 and if it is determined that the completion of Landlord’s Work was delayed due to Tenant Delay, then Tenant shall be obligated to make a Tenant Delay Payment in accordance with the above terms based on the architects’ determination of the number of days by which Tenant Delay postponed the Commencement Date. Subject to Force Majeure Delay and Tenant Delay, Landlord shall complete all Punch List Items within sixty (60) days of the date the Premises are Ready for Occupancy. If Landlord shall not complete all required Punch List Items within such sixty (60) day period, Tenant shall have the right, but not the obligation, to complete, at Landlord’s expense, the Punch List Items and Landlord shall reimburse Tenant for any actual reasonable costs incurred within twenty (20) days of written demand, containing reasonable backup documentation evidencing such costs. If Landlord fails to reimburse Tenant for any actual reasonable costs within twenty (20) days of written demand, Tenant may offset such costs (but in no event shall the monthly offset exceed twenty-five percent (25%) of the monthly Fixed Rent, and any costs that are not offset against monthly Fixed Rent as the result of such limitation shall be carried-forward and applied to subsequent payments of monthly Fixed Rent until Tenant has fully recovered all such costs) against the next due payment of Fixed Rent until fully reimbursed. If the Premises are not Ready for Occupancy on or before the Outside Delivery Date for whatever reason, Tenant may (i) cancel this Lease at any time thereafter while the Premises are not Ready for Occupancy by giving written notice to Landlord of such cancellation which shall be effective ten (10) days after such notice, unless within such ten (10) day period Landlord delivers the Premises Ready for Occupancy as defined herein, in which event such notice of cancellation shall be rendered null and void and of no further force or effect, or (ii) to enforce Landlord’s covenants to perform Landlord’s Work in accordance with the terms of this Lease. In addition, if the Premises are not Ready for Occupancy on the Scheduled Term Commencement Date (as such date may be extended as aforesaid) for whatever reason, then Tenant shall receive a credit of one (1) day of Fixed Rent for each day after the Scheduled Term Commencement

9 8833492.3 Date until the Premises are Ready for Occupancy, but if such period exceeds thirty (30) days, then such credit shall increase to two (2) days of Fixed Rent for each day thereafter until the Premises are Ready for Occupancy, such credits to be applied when the Fixed Rent commences hereunder. The foregoing rights shall be the Tenant’s sole remedy at law or in equity for Landlord’s failure to have the Premises ready for occupancy as required hereunder. 3.3 GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION All construction work required or permitted by this Lease, whether by Landlord or by Tenant, shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authorities (hereafter collectively referred to as the “Codes”), and the requirements of all insurers of the Building. Further, Landlord agrees to ensure that, as of the Commencement Date, all base building systems (i.e., HVAC, plumbing, electrical, life safety, elevators, etc.) shall be in good order and repair. Either party may inspect the work of the other at reasonable times and shall promptly give written notice of observed defects, provided that any inspection or right to inspect is solely for the benefit of the party having such right, and shall not constitute a representation or warranty to the other party or create any liability with respect to the party performing the inspection or having such right. Landlord’s obligations under Section 3.1 shall be deemed to have been performed when the Premises are Ready for Occupancy except for Punch List Items. 3.4 REPRESENTATIVES Each party authorizes the other to rely in connection with their respective rights and obligations under this Article 3 upon approval and other actions on the party’s behalf by Landlord’s Representative(s) in the case of Landlord or Tenant’s Representative in the case of Tenant or by any person designated in substitution or addition by written notice to the party relying. 3.5 ARBITRATION BY ARCHITECTS Whenever there is a disagreement between the parties with respect to construction by Landlord of Landlord’s Work, such disagreement shall be definitively determined by the following procedure: Landlord and Tenant shall each appoint one (1) architect, and such two (2) architects will then (within five (5) business days of their appointment) appoint a third architect licensed in the Commonwealth of Massachusetts with not less than ten (10) years of experience. Each architect shall establish within ten (10) days of their appointment the matter in dispute. In case of any dispute with respect to dollar amounts or lengths of time or dates such as the date of Substantial Completion, the dollar amount or length of time or date shall be the average of the two (2) closest determinations by the three (3) architects, with the determination of the architect which was not closest to another architects’ determination excluded from such calculation. In case of any dispute not involving dollar amounts or lengths of time or dates (i.e. the approval of plans) the determination by at least two (2) of the three (3) architects shall be required in order to resolve the matter in dispute. Landlord and Tenant shall each bear the cost of the architect selected by them respectively and shall share equally the cost of the third architect. During such arbitration period, the parties agree to cooperate with one another so as to proceed with

10 8833492.3 construction and with their respective obligations hereunder in a timely manner. Each determination under this Section 3.5 shall be binding upon Landlord and Tenant. 3.6 WARRANTY OF LANDLORD’S WORK Landlord represents, warrants and covenants that, as of the Commencement Date, (a) all materials and equipment incorporated within the Landlord’s Work will be of good quality, new and of recent manufacture unless the Approved Plans and this Lease otherwise specify; (b) no asbestos or other material currently considered to be hazardous shall be included in the Landlord’s Work; and (c) all Landlord’s Work shall conform to the requirements of the Approved Plans and this Lease and shall be of good quality and free from faults and defects, and shall be in compliance with all Codes (including, without limitation, applicable laws, codes, ordinances, rules and regulations, including without limitation, the Americans with Disabilities Act and the Rules and Regulations of the Massachusetts Architectural Access Board) as interpreted and applied by governmental officials with jurisdiction over the Landlord’s Work. Notwithstanding anything to the contrary contained in this Lease, Landlord hereby warrants and guarantees that the Landlord’s Work shall be free from defects in workmanship and materials. As of the first anniversary of the Commencement Date, Landlord shall assign to Tenant any and all warranties and guarantees with respect to Landlord’s Work and, to the extent that any such warranties and guarantees are not assignable, Landlord agrees to enforce the same for the benefit of Tenant, at Tenant’s sole cost and expense, except that Tenant shall not be responsible to pay for any such warranties or enforcement by Landlord against its own employees or against Gutierrez Construction Co., Inc. (“GCCI”), or against any of its other affiliates (including their respective employees). Landlord agrees to repair, at its sole cost and expense (and not as a cost or expense that may be passed-through to Tenant), any defective or nonconforming Landlord’s Work, promptly after receipt of notice therefrom from Tenant, provided that such notice from Tenant is received by Landlord (i) within one (1) year of the Commencement Date for patent defects and nonconformities, and (ii) within five (5) years of the Commencement Date for latent defects and nonconformities. In connection therewith, Tenant shall notify Landlord promptly after it becomes aware of any defects. If Landlord fails to correct any defective or nonconforming Landlord’s Work, or to commence such correction and proceed diligently thereafter within a reasonable time following notice thereof from Tenant (but not later than ten (10) business days after receiving such notice from Tenant, except in the event of an emergency, in which case Landlord shall commence to correct any such defective or nonconforming Landlord’s Work immediately), Tenant may correct such defective or non-conforming Landlord’s Work at Landlord’s expenses. Landlord shall pay Tenant upon demand for any costs reasonably incurred by Tenant and properly documented in so correcting defective or non-conforming Landlord’s Work. Any repairs or replacements or alterations to Landlord’s Work after said initial one (1) year period (or five (5) year period as to latent defects) may be included in Landlord’s Operating Costs in accordance with and subject to the provisions of Section 4.2 hereof. Notwithstanding the foregoing, (i) as of the first anniversary of the Commencement Date, Tenant shall be deemed to have waived any claim under this Section 3.6 with respect to any patent defective or nonconforming Landlord’s Work, except for any patent defective or

11 8833492.3 nonconforming Landlord’s Work of which Tenant advises Landlord in writing prior to the first anniversary of the Commencement Date, and (ii) as of the fifth (5th) anniversary of the Commencement Date, Tenant shall be deemed to have waived any claim under this Section 3.6 with respect to any latent defective or nonconforming Landlord’s Work, except for any latent defective or nonconforming Landlord’s Work of which Tenant advises Landlord in writing prior to the fifth anniversary of the Commencement Date; provided, however, that the foregoing shall not be construed to release or discharge Landlord from any of its other obligations or liabilities under this Lease. 3.7 INSURANCE. Landlord shall carry and maintain at all times during the design and construction of the Landlord’s Work, and shall cause the Contractor to maintain at all times during the design and construction of the Landlord’s Work and for such longer periods as may be require below, the following types of insurance and minimum coverage amounts written by insurers rated by A.M. Best & Co., with a minimum rating of (or equivalent to) A-V111 and qualified to do business in the Commonwealth of Massachusetts: (a) Workers’ compensation insurance in statutory amounts and employer’s liability insurance in the amount of $500,000,000; (b) Motor vehicle insurance covering owned, non-owned and hired vehicles for personal injury in the amount of $1,000,000 combined single limit for bodily injury and for property damage; (c) Commercial general liability coverage for bodily injury, personal injury and property damage in the amount of $1,000,000 per occurrence and 2,000,000 aggregate limit; (d) Property insurance written on a builder’s risk “all-risk” or equivalent policy form in the total value for the entire Project at the site on a replacement cost basis without optional deductibles; and (e) Umbrella Liability Coverage over Commercial General Liability and Motor Vehicle Insurance in the amount of $25,000,000. The liability policies required by this Article shall include a contractual liability endorsement covering the indemnification obligations under the Lease. The “other insurance” clause shall be deleted from each policy of insurance carried by the Landlord and Contractor so as to make it clear that the coverage of such policy is primary and any coverage under any policy or policies of insurance held by the Tenant or any other additional insured is secondary. All of the insurance required shall be written on an occurrence basis, except that professional liability and umbrella liability can be written on a claims made basis provided that such coverages are maintained for six years following final payment. Tenant, any lender(s) of Tenant and such other persons designated by Tenant from time to time shall be named as additional insureds on all insurance policies required hereunder except workers’ compensation and professional liability policies. Landlord shall, upon demand, provide Tenant with proof that the insurance requirements have been met, which shall be in the form of certificates of insurance (or, at

12 8833492.3 Tenant’s request, insurance policies) reasonably acceptable to the Tenant. Renewal certificates for all policies that expire during the period of time Landlord’s Work is being performed must also be provided at least thirty (30) days prior to each policy’s respective expiration. Nothing in this clause, or any failure of Landlord to secure required coverages, shall modify or limit the Landlord’s liability or other obligations hereunder. ARTICLE 4 RENT 4.1 RENT Tenant agrees to pay, without any offset or reduction whatever (except as expressly set forth herein), Fixed Rent equal to 1/12th of the annual Fixed Rent (i.e. the Monthly rent) set forth in Section 1.1 hereof in equal installments in advance on or before the first day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, at the rate payable for such portion in advance prorated based on the number of days of the Term falling within such calendar month. The term “Rent” shall at all times be used herein to mean Fixed Rent plus additional rent or other sums of money payable under this Lease (including, without limitation, Section 4.2 hereof and electricity to the Premises pursuant to Exhibit “D”, Paragraph IX of Exhibit “D”). The term “Rent Commencement Date” shall at all times be used herein to mean such date on which Tenant commences to pay Fixed Rent pursuant to the terms and provisions of this Lease. 4.2 OPERATING COST ESCALATION With respect to the First Fiscal Year for Tenant’s Paying Operating Cost Escalation, or fraction thereof, and any Fiscal Year or fraction thereafter, Tenant shall pay to Landlord, as additional rent, Tenant’s share of the Operating Cost Escalation (as defined below), if any, on or before the thirtieth (30th) day following receipt by Tenant of Landlord’s Statement (as defined below). Within one hundred twenty (120) days after the end of each Fiscal Year ending during the Term and after Lease termination, Landlord shall render a statement (“Landlord’s Statement”) in reasonable line-item detail, consistently applied throughout the Term and according to usual accounting practices certified by Landlord and showing for the preceding Fiscal Year or fraction thereof, as the case may be, Landlord’s Operating Costs (as defined herein). Subject to the exclusions and other limitations set forth in this Lease, Landlord’s Operating Costs shall mean the commercially reasonable costs incurred by Landlord in operating, cleaning, maintaining, managing, and repairing the Building and the Lot, including, without limitation: real estate taxes on the Building and Lot; installments on assessments for public betterments or public improvements but only to the extent of the installment required to be paid in such Fiscal Year, Landlord hereby agreeing to pay such amounts over the longest period available under applicable law (except for site lighting); reasonable expenses of any proceedings for abatement of taxes and assessments with respect to any Fiscal Year or fraction of a Fiscal Year provided that Landlord shall reimburse Tenant its share of the proceeds of any abatement or return; reasonable premiums for insurance; reasonable compensation and all reasonable fringe benefits for full-time employees of Landlord (or the Managing Agent) at the

13 8833492.3 Building, workmen’s compensation, insurance premiums and payroll taxes paid by Landlord to, for or with respect to all persons engaged in the operating, maintaining, managing or cleaning of the Building, parking garage, and Lot; water, sewer, gas, telephone and the electricity to operate the base building heating, ventilating, air conditioning systems, elevators and parking lot lighting, and other utility charges not billed directly to tenants by Landlord or the utility companies; measurable and market costs of building and cleaning supplies and equipment (including rental); reasonable cost of maintenance, cleaning and repairs, including without limitation the services provided in Exhibit “D” hereof; cost of snow plowing or removal, or both (including snow removal of the rooftop, if necessary), and care of landscaping; payments to independent contractors under service contracts for cleaning, operating, managing, maintaining and repairing the Building and Lot (which payments may be to affiliates of Landlord provided the same are at reasonable rates consistent with the type of occupancy and the services rendered); the Building’s pro rata share of the Park-related costs (as defined below, including, but not limited to, snow plowing, sanding, sand removal, lot sweeping, landscaping, and common area and street lighting); and all other reasonable and necessary expenses paid in connection with the operation, cleaning, maintenance, management, and repair of the Building (including reasonable operation, cleaning, maintenance, repair and management costs and any subsidy (if applicable) associated with the cafeteria and fitness center in the Building to the extent that such costs exceed any and all revenue received by Landlord or its affiliates with respect to the cafeteria or fitness center) and Lot, or either, and properly chargeable against income. If Landlord (i) installs a new or replacement capital item (i) for the purposes of reducing Landlord’s Operating Costs (in Landlord’s reasonable opinion based on its extensive managing experience), or (ii) is required to perform capital repairs or replacements or to install capital items in order to comply with changes in applicable law that are first effective from and after the Commencement Date, the costs thereof as reasonably amortized by Landlord over their useful life in accordance with generally accepted accounting principles, with legal interest (not to exceed the then “Prime Rate” published in the Wall Street Journal plus two percent (2%) per annum) on the unamortized amount, shall be included in “Landlord’s Operating Costs”; provided, however, that in the case of any new or replacement capital item that reduces Landlord’s Operating Costs, the annual amount included in Landlord’s Operating Expenses shall not exceed the annual amount by which such capital item has reduced Landlord’s Operating Expenses (which such calculation shall be based on Landlord’s reasonable determination made at the time of Landlord’s decision to install any new or replacement capital item). In such event, Tenant shall pay Tenant’s share of such amortization payment for each month after such improvement is completed until the first to occur of the expiration of the Term or the end of the term over which such costs are required to be amortized. Landlord agrees that all of such services to be included in Landlord’s Operating Costs shall be obtained by Landlord at commercially reasonable, competitive market rates consistent with the operation and management of comparable Class A office buildings in the northwest suburban Boston area. Landlord’s Operating Expenses shall be calculated in accordance with Generally Accepted Accounting Principles (GAAP). Landlord represents that the Base Operating Costs shall include a property management fee equal to five percent (5%) of gross rents (subject to gross-up in accordance with the terms of this Section 4.2). Notwithstanding the foregoing, in no event shall “controllable operating expenses” included within Landlord’s Operating Costs increase by more than five percent (5%) per Lease Year, on a cumulative basis. For purposes hereof, the term “controllable operating expenses” shall mean those Operating Costs within Landlord’s control, specifically including without

14 8833492.3 limitation any property management fees, exercising prudent business practices, but shall exclude the following: (i) insurance premiums; (ii) snow-plowing and expenses incurred as a result of acts of God or varying weather conditions; (iii) the cost of utilities and real estate taxes; (iv) costs incurred because of changes in applicable Codes after the Commencement Date; (v) wages and benefits mandated by applicable Codes or by union contracts; and (vi) reasonable pest control costs. Notwithstanding anything to the contrary contained herein, in no event shall Landlord’s Operating Costs include (nor shall Tenant have any obligation to pay any Operating Cost Escalation on account of) the following: (a) Costs, expenses and fees relating to solicitation of, advertising for and entering into leases and other occupancy arrangements for space in the Park, including but not limited to legal fees, space planners’ fees, real estate brokers’ leasing commissions and advertising and marketing expenses. (b) Costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Park (or any part thereof), costs of any disputes between Landlord and its employees, disputes of Landlord with building management, or outside fees paid in connection with disputes with other tenants, invitees or adjacent property owners. (c) Costs of correcting defects in the Building, on the Lot or elsewhere in the Park or the Building equipment or replacing defective equipment (except that with respect to defects in the Landlord’s Work, this exclusion shall be subject to the time limitations set forth in Section 3.6 above, as applicable). (d) Costs of installations paid by or constructed for specific tenants or other occupants. (e) Interest, fees, points, other finance charges and principal payments on mortgages, and other costs of indebtedness, if any. (f) All amounts which are specifically charged to or otherwise paid by any other tenant or other occupant of the Building or the Park, or for items or services which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement. (g) Any bad debt loss, rent loss or reserves for bad debts or rent loss or other future expenses. (h) The salary and indirect compensation (including, without limitation, all fringe benefits, workmen’s compensation, insurance premiums and payroll taxes) of any employee above the trade of property manager, and the wages and indirect compensation of any employee to the extent such employee devotes his or her time to property other than the Building. (i) Amounts, if any, paid as ground rental by Landlord.

15 8833492.3 (j) Expenses related to third-party landlord-tenant disputes. (k) Any cost of any service or items sold or provided to tenants of the Building or Park or other occupants which has been or is entitled to be reimbursed by insurance or otherwise compensated by parties (e.g. easement holders) other than tenants of the Building and for which Landlord receives reimbursement. (l) The costs of repair, replacement, or restoration work occasioned by any casualty or condemnation above any commercially reasonable deductible amount on the insurance policy. (m) Any depreciation allowance or expense, expense reserve and other non- cash items. (n) Interest or penalties due to the late payment of taxes, utility bills or other such costs, unless caused by Tenant, in which event Tenant shall be responsible for same. (o) Any amount payable by Landlord by way of indemnity or for damages or which constitute a fine or penalty, including interest or penalties for late payment, unless caused by Tenant, in which event Tenant shall be responsible for same. (p) Costs incurred to maintain the structural integrity of the Building, except if caused by the Tenant as set forth in Section 5.1.3 hereof. (q) Costs incurred in connection with the making of repairs or replacements which are the obligation of another tenant or occupant of the Building. (r) Federal and state income taxes, excess profits taxes, franchise taxes, gift taxes, capital stock tax, inheritance and succession taxes, profit, use, occupancy, gross receipts, rental, capital gains, capital stocks income and transfer taxes imposed upon Landlord or the Park, estate taxes, and any other taxes to the extent applicable to Landlord’s general or net income. (s) Costs of any utility or other service used or consumed in the premises leased or leasable to any tenant or occupant, if Tenant’s use or consumption of such utility or other services is separately metered or sub-metered at the Premises. (t) Costs of any additions to or expansions of the Park or the Building. (u) Expenditures for capital improvements or replacements, except for the annual amortization amount of certain capital improvements or replacements as expressly permitted above in this Section 4.2. (v) Special assessments levied against the Park for any public improvements required to be undertaken by a governmental authority which would normally have been constructed by Landlord as part of the initial construction of the Park;

16 8833492.3 (w) The cost to make improvements, alterations and additions to the Building or the Lot which are required in order to render the same in compliance with laws, rules, orders regulations and/or directives existing as of the date of this Lease. (x) The cost of environmental monitoring, compliance, testing and remediation performed in, on, about and around the Building or the Lot, or elsewhere in the Park to the extent that such costs are caused by the negligent actions of Landlord or its employees or contractors. (y) Any costs or expense related to vacant space. (z) Amounts paid to subsidiaries or affiliates of Landlord for services rendered to the Property to the extent such amounts exceed the competitive costs for delivery of such services were they not provided by such related parties. (aa) Any and all management fees, other than a property management fee not to exceed five percent (5%) of gross rents. (bb) Any cost arising from Landlord’s charitable or political contributions. (cc) Any other expenses which, in accordance with generally accepted accounting principles, consistently applied, would not customarily be treated as Operating Costs by lessors of comparable buildings. (dd) Cost of initial cleaning and rubbish removal from the Building or the Site to be performed before final completion of the Building or Premises. (ee) Cost of initial landscaping to the Building. (ff) Lease payments for rental equipment (other than equipment for which depreciation is properly charged as an expense) that would constitute a capital expenditure if the equipment were purchased. (gg) Cost of acquiring, securing, cleaning or maintaining sculptures, paintings and other works of art. (hh) Wages, bonuses, and other compensation of employees above the grade of Building Manager. (ii) Any liabilities, costs or expenses associated with or incurred in connection with the removal enclosure, encapsulation or other handling of the Hazardous Materials and the cost of defending against claims in regard to the existence or release of Hazardous Materials at the Building or the Lot or elsewhere within the Park (except with respect to those costs for which Tenant is otherwise responsible pursuant to the express terms of this Lease). (jj) Increased insurance or Real Estate Taxes assessed specifically to any tenant of the Building or the Park for which Landlord is entitled to reimbursement from any other tenant.

17 8833492.3 (kk) The cost of installing, operating and maintaining any specialty service, observatory, broadcasting facilities, child or daycare; Cafeteria facilities being excluded from specialty service. (ll) Cost of any work or services performed for any facility other than the Building or the Park. (mm) Cost of the initial stock of tools and equipment for operation, repair and maintenance of the Building or the Park. (nn) Any cost associated with operating as an on or off-site management office for the Building, except to the extent included in the management fee permitted hereby. (oo) Landlord’s general overhead and any other expenses not directly attributable to the operation and management of the Building and the Park (e.g., the activities of Landlord’s officers and executives or professional development expenditures), except to the extent included in the management fee permitted hereby. (pp) Costs of mitigation or impact fees or subsidies (however characterized), imposed or incurred prior to the date of the Lease or imposed or incurred solely as a result of another tenant’s or tenants’ use of the Park or their respective premises. (qq) Costs related to public transportation, transit or vanpools, except to the extent that Tenant shall elect to participate in the service to which such costs relate. (rr) All other items for which another party compensates or pays to Landlord so that Landlord shall not recover any item of cost more than once. (ss) Costs incurred by Landlord due to the negligence or misconduct (including any violation of law) of Landlord or its agents, contractors, licensees and employees or the violation by Landlord or any tenants or other occupants of the terms and conditions of any lease of space or other agreements including this Lease. In the event that the average occupancy rate for the Building is less than one hundred (100%) percent for any Fiscal Year (including the applicable base year used for determining each component of Base Operating Costs), then for purposes of calculating Operating Costs, the Operating Costs for such Fiscal Year shall be increased by the additional costs and expenses that Landlord reasonably and in good faith estimates would have been incurred if the average occupancy rate had been one hundred (100%) percent for such Fiscal Year. It is not the intent of this provision to permit Landlord to charge Tenant for any Operating Costs attributable to unoccupied space, or to seek reimbursement from Tenant for costs Landlord never incurred. Rather, the intent of this provision is to allow Landlord to recover only those increases in Operating Costs properly attributable to occupied space in the Building and this provision is designed to calculate the actual cost of providing a variable operating expense service to the portions of the Building receiving such service. This “gross-up” treatment shall be applied only with respect to Operating Costs which vary based on level of occupancy.

18 8833492.3 In case of services which are not rendered to all areas of the Building on a comparable basis, the proportion allocable to the Premises shall be re-allocated by Landlord on a reasonable basis taking into consideration such factors as usage of a particular tenant in the Park and/or such other pertinent factors as reasonably determined by Landlord. Landlord shall not collect in excess of one hundred percent (100%) of Landlord’s Operating Costs or any item of cost more than once. Tenant shall be responsible to pay its share of the Operating Cost Escalation based upon the proportion that the Rentable Floor Area of Tenant’s Space bears to the Total Rentable Floor Area of the Building (i.e. 10.02%), but any elements of Operating Costs which relate to elements of the Park other than the Building and the Lot (“Park-related costs”), shall be allocated to the Building by Landlord in a commercially reasonable, consistent manner based upon the ratio of the square footage of the Building to the aggregate square footage of all completed buildings in the Park, as such buildings are completed from time to time, unless such allocation would result in a disproportionate charge based upon relative usage of the amenity or service on which such cost is based, in which case such allocation shall be based upon such relative usage. In no event shall Park-related costs include (i) costs which do not relate to a service or amenity that has a benefit to the Building, or (ii) costs that relate exclusively to another Building or Lot in the Park. All Landlord’s Operating Costs (including, without limitation, real estate taxes for land and improvements) attributable to surface and structured parking facilities located on the Lot that serve the Building and one or more other buildings in the Park shall be equitably allocated based on the relative rights to use such facilities. “Operating Cost Escalation” shall be equal to the difference for each Fiscal Year, if any, between: (a) the product of Landlord’s Operating Costs per rentable square foot as indicated in Landlord’s Statement times the Rentable Floor Area of Tenant’s Space; and (b) the product of the Base Operating Costs per rentable square foot times the Rentable Floor Area of Tenant’s Space. If, with respect to any Fiscal Year or fraction thereof during the Term, Tenant is obligated to pay Operating Cost Escalation, then Tenant shall pay, as additional rent, on the first day of each month of each ensuing Fiscal Year thereafter, until Landlord’s Statement for an ensuing Fiscal Year reflects that Tenant is not obligated to pay Operating Cost Escalation, “Estimated Monthly Escalation Payments” equal to 1/12th of the annualized Operating Cost Escalation for the immediately preceding Fiscal Year. Estimated Monthly Escalation Payments for each ensuing Fiscal Year shall be made retroactively from the first day of such Fiscal Year and on account of the payment to be made pursuant to the first sentence of this Section 4.2 for such Fiscal Year, with an appropriate additional payment or refund to be made at the time such payment is due for the previous year. The term “Fiscal Year” as used in this Article shall mean the period of twelve (12) consecutive months commencing on January 1st and ending on December 31st.

19 8833492.3 The term “real estate taxes” as used above shall mean all taxes of every kind and nature assessed by any governmental authority on the Lot, the Building and improvements, or both, and in the common areas of the Park, which the Landlord shall pay during a Fiscal Year because of or in connection with the ownership, leasing and operation of the Lot, the Building and improvements, or both, and the Park, subject to the following: there shall be excluded for such taxes all income taxes, excess profits taxes, excise taxes, franchise taxes, gift, estate, succession, inheritance, transfer taxes, and any real estate taxes allocable to any additions made to the Building, the Lot, or elsewhere in the Park after the Commencement Date, provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Lot, the Building and improvements, or both, a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term “real estate taxes”. Notwithstanding any provision of this Lease, real estate taxes shall not include any fines or penalties, nor shall real estate taxes include any amounts attributable to any alterations or additions to the Building after the Commencement Date. If the total of the monthly payments paid by Tenant with respect to any Fiscal Year exceeds the actual Operating Cost Escalation for such Fiscal Year, then, such excess shall be refunded by Landlord to Tenant no later than thirty (30) days after the end of the Fiscal Year in question. Tenant shall have the right, but not the obligation, to contest (or request that Landlord so contest on behalf of all tenants of the Building) in good faith by appropriate proceedings diligently pursued the imposition or amount of any real estate taxes assessed against the Lot or the Building or such personal property taxes payable by it hereunder, including the right on behalf of, and in the name of the Landlord, to seek abatements thereto. The Landlord shall reasonably cooperate with Tenant, at Tenant’s sole expense, in any such contest or abatement proceedings. In the event that Tenant determines not to contest such taxes and Landlord desires to file such contest (or Tenant requests that Landlord file such contest), Landlord shall give written notice of that fact to all affected tenants, including Tenant, and shall have the sole right as to such tax bill to contest in good faith by appropriate proceedings diligently pursued the imposition or amount of any real estate taxes assessed against the Lot or the Building or such other taxes payable by Tenant hereunder, including the right to seek abatements thereto. In such event, the Tenant shall reasonably cooperate with Landlord, at no cost to Tenant, in any such contest or abatement proceedings. Landlord shall also reasonably cooperate and assist Tenant, at no cost to Landlord, in procuring any applicable tax credits or incentives. Landlord shall engage experts to challenge any unreasonable real estate tax assessments, if necessary. If Landlord shall receive on behalf of the Lot or the Building a rebate or abatement on any tax with respect to which a payment is made by Tenant, then after deducting therefrom any reasonable costs incurred by Landlord in obtaining such rebate or abatement (unless previously included in Operating Costs for such year), all of such net rebate or abatement relating to the Lot or the Building shall be returned to Tenant to the extent that such rebate or

20 8833492.3 abatement relates to payment made by the Tenant and not reimbursed by Landlord. If Tenant shall receive on behalf of the Lot or the Building a rebate or abatement on any tax with respect to which a payment is made by Tenant, then after deducting therefrom any costs reasonably incurred by Tenant in obtaining such rebate or abatement, all of such net rebate or abatement related to the Lot, the Building or to personal property taxes assessed against the Tenant’s property shall be retained by Tenant, as its sole property, to the extent such rebate or abatement relates to a payment made by Tenant and not reimbursed by Landlord. The remaining portion of such net rebate or abatement shall promptly be returned to Landlord. In the event that Landlord receives a refund on account of real estate taxes after the expiration of the Term, which refund relates to a Fiscal Year during the Term, the amount of such refund fairly allocable to Tenant shall be refunded to Tenant by Landlord within thirty (30) days of its receipt of such refund. All references to real estate taxes “for” a particular Fiscal Year shall be deemed to refer to real estate taxes due and payable during such Fiscal Year without regard to when such impositions are assessed or levied. All records pertaining to Landlord’s Operating Costs hereunder shall be maintained by the Landlord for a period of three (3) years following the expiration of the Fiscal Year to which such records relate. Tenant shall have the right, through its representatives, to examine, copy and audit such records at reasonable times, but no more than once per Fiscal Year, upon not less than thirty (30) days prior written notice to Landlord given within one hundred and eighty (180) days of receipt of Landlord’s Statement, otherwise Tenant’s right to dispute such charges shall be waived unless Tenant’s examination of any subsequent Fiscal Year establishes that the actual Operating Cost Escalation for the Fiscal Year in question is less than the Landlord’s final determination of the Operating Cost Escalation as set forth in the Landlord’s Statement submitted to Tenant by at least five percent (5%), in which case Tenant shall also have the right to dispute charges in either or both of the two (2) prior Landlord’s Statements. Such records shall be maintained at Landlord’s Address set forth in Section 1.1, or such other place within the Commonwealth of Massachusetts as Landlord shall designate from time to time for the keeping of such records. The costs of such audits shall be borne by Tenant; provided, however, that if such audit establishes that the actual Operating Cost Escalation for the Fiscal Year in question is less than the Landlord’s final determination of the Operating Cost Escalation as set forth in the Landlord’s Statement submitted to Tenant by at least five percent (5%) (and, so long as the discrepancy amount exceeds $5,000.00), then Landlord shall pay the reasonable cost of such audit (not to exceed $5,000). If, as a result of such audit, it is determined that Tenant must pay additional amounts to Landlord on account of the Operating Cost Escalation, or that Tenant has overpaid Landlord on account of the Operating Cost Escalation, then the undercharged or overpaid party shall reimburse the other party for the payment due within thirty (30) days of the final determination. Notwithstanding anything contained in this Lease to the contrary, the responsibility for the payment of all real estate taxes with respect to the Building and the Park shall be upon the Landlord and the Landlord agrees to pay the same as required by law. Landlord shall provide Tenant with copies of all tax bills and a computation of Tenant’s pro rata share thereof, as aforesaid. In the event that any special assessments are assessed and payable, Tenant’s pro rata share of the same shall be calculated as if such assessments were being paid by Landlord over the longest period of time permitted by applicable law.

21 8833492.3 Landlord shall have the right from time to time to change the periods of accounting under this Section 4.2 to any annual period other than the Fiscal Year and upon any such change all items referred to in this Section shall be appropriately apportioned and no such change may result in Tenant paying any more hereunder that would have been due from Tenant in the absence of such change. In all Landlord’s Statements, rendered under this Section, amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a Landlord’s Statement shall be included therein on the basis of Landlord’s best good faith estimate, and with respect thereto Landlord shall render promptly after determination a supplemental Landlord’s Statement, and appropriate adjustment shall be made according thereto. All Landlord’s Statements shall be prepared on an accrual basis of accounting. Notwithstanding any other provision of this Section 4.2, if the Term expires or is terminated as of a date other than the last day of a Fiscal Year at the end of the Term, Tenant’s last payment to Landlord under this Section 4.2 shall be made on the basis of Landlord’s best good faith estimate of the items otherwise includable in Landlord’s Statement and shall be made on or before the later of (a) twenty (20) business days after Landlord delivers such estimate to Tenant, or (b) the last day of the Term, with an appropriate payment or refund to be made upon submission of Landlord’s Statement. Without limitation, the obligation of Tenant to pay the Operating Cost Escalation with respect to any Fiscal Year during the Term (or portion thereof) or the Landlord’s obligation to make a refund therefore, as applicable, shall survive the expiration or earlier termination of the Term for a period of one year. 4.3 PAYMENTS All payments of Fixed Rent and additional rent shall be made to Managing Agent, or to such other person as Landlord may from time to time designate by written notice to Tenant. If any installment of rent, fixed or additional, or on account of leasehold improvements is paid after the due date thereof, at Landlord’s election, it shall bear interest at the rate equal to ten percent (10%) per annum from such due date, which interest shall be immediately due and payable as further additional rent; provided, however, Landlord hereby acknowledges and agrees that (i) Tenant shall have two (2) grace periods of an additional five (5) days per each calendar year of the Term before which such interest shall be charged by Landlord, and (ii) interest shall not accrue for more than ten (10) business days unless Landlord has provided a Tenant with notice stating that interest is accruing and the amounts on which interest is accruing. ARTICLE 5 LANDLORD’S COVENANTS 5.1 LANDLORD’S COVENANTS DURING THE TERM Landlord covenants throughout the Term: 5.1.1 Building Services – During the Term, Landlord shall furnish, through Landlord’s employees or independent contractors, the services listed in Exhibit “D” (which are common services provided to all tenants of the Building).

22 8833492.3 5.1.2 Additional Building Services – During the Term, Landlord shall furnish, through Landlord’s employees or independent contractors, reasonable additional Building operation services upon reasonable advance request of Tenant at reasonable and competitive rates from time to time established by Landlord to be paid by Tenant. 5.1.3 Repairs - Except as otherwise provided in Article 7, Landlord shall maintain, repair and replace the structural elements of the Building, including, without limitation, the roof, structural walls (if any), ceiling slabs (if any), floors, footings and foundation (collectively, the “Structural Elements”) as necessary to keep such elements in good condition and repair. Landlord shall also be responsible for (or shall cause such appropriate party in connection with Park areas beyond the Lot to be responsible for) (i) all exterior maintenance, repairs and replacements necessary to keep in good condition and working order all common areas of the Park, and the trees, shrubs, plants, landscaping, parking areas, driveways and walkways on the Lot or elsewhere in the Park, including but not limited to, all lighting and other fixtures and equipment serving such parking areas, driveways and walkways, (ii) providing the services and performing the maintenance work set forth in Section 4.2 and Article 7 hereof, and in Exhibit “D” attached hereto, and (iii) performing necessary repairs and replacements to maintain the watertight integrity of the Building, including but not limited to the roof, exterior wall, windows and skylights. Landlord shall also maintain, repair and replace the HVAC, life/safety, plumbing, electrical and mechanical equipment in the Building, such that it shall be in good operating condition throughout the Term. Landlord shall make all of such repairs and replacements necessary to maintain the foregoing in good working order comparable other first class buildings in the Boston northwest suburban area and in compliance with all laws and this Lease and all costs and expenses under this Section 5.1.3 shall constitute Landlord’s Operating Costs to the extent included therein pursuant to the provisions of Section 4.2, except that Landlord shall be responsible at its sole cost and expense without pass-through to the Tenant (except if caused by the negligence or willful misconduct of Tenant, in which case the same shall be at Tenant’s cost and expense, subject to Section 10.13), to repair, maintain and replace throughout the Term the Structural Elements (other than the roof membrane, for which the costs of repair, maintenance and replacement may be included in Landlord’s Operating Costs to the extent permitted under Section 4.2). All other routine and ordinary repairs and maintenance reasonably required within the Premises, except as specifically otherwise provided for herein, shall be the responsibility of Tenant. In the event that Tenant gives notice to Landlord of a condition which Tenant believes requires Landlord’s repairs or a condition which, if left uncorrected, will necessitate Landlord’s repair (provided that Landlord’s repair and maintenance obligations shall not be subject to receipt of notice from Tenant thereof), then, in accordance with the terms of this Section 5.1.3, Landlord shall respond promptly to investigate such condition, and, if such repairs are Landlord’s obligation hereunder, Landlord shall commence promptly to repair same and to diligently complete said repair. Tenant agrees during the Term to provide Landlord notice as soon as reasonably possible of any condition within the Premises, of which Tenant has actual knowledge, which might require, or if left uncorrected will necessitate, Landlord’s repair pursuant to this Section 5.1.3. Tenant shall have the right to require, at reasonable times and with reasonable advance notice, a representative of Landlord to inspect the Premises for repairs which may be the responsibility of Landlord.

23 8833492.3 If the Landlord is required to make any maintenance or repairs and should fail so to do, and so long as such maintenance or repairs relate solely to the Premises and not any common areas or common systems of the Building and/or Lot, then Tenant shall have the right to perform such maintenance or repairs (i) immediately after oral or written notice in the event of an emergency, and (ii) within thirty (30) days following written notice if the same is not an emergency (unless Landlord has commenced cure within said thirty (30) days and is proceeding diligently to complete such cure to completion). If Tenant does such work or performs such obligation, Landlord agrees that it will pay to Tenant the reasonable cost thereof upon receipt of reasonable documentation from Tenant evidencing such performance, and if Landlord shall fail to make such payment within thirty (30) days after notice thereof, then Tenant shall have the right to deduct (up to twenty-five percent (25%) of the Fixed Rent each month, and any costs that are not deducted against monthly Fixed Rent as the result of such limitation shall be carried- forward and deducted to subsequent payments of monthly Fixed Rent until Tenant has fully recovered all applicable costs) the reasonable cost thereof from the date such payment was due, until paid, from the rent and other charges thereafter accruing hereunder. 5.1.4 Quiet Enjoyment – Landlord covenants and warrants that Landlord has the right to make this Lease and that Tenant, provided there is then no uncured Event of Default hereunder, shall peacefully and quietly have, hold and enjoy the Premises throughout the Term without any manner of hindrance, interruption, disturbance or molestation, subject, however, to all the terms and provisions hereof. 5.1.5 Landlord’s Insurance - Beginning on the date of this Lease and continuing through the Term Expiration Date or, if later, the date on which Tenant vacates the entire Premises, Landlord shall purchase and keep in force, (i) broad-form commercial general liability insurance, or the equivalent then-customary form providing comparable coverages, written out on an occurrence basis containing provisions adequate to protect the Landlord from and against claims for bodily injury, including death and personal injury and claims for property damage occurring within the Park and/or the Building and/or common areas, such insurance having bodily injury and property damage combined limits of not less than five million dollars ($5,000,000) per occurrence increased as necessary so as to be at least comparable with other Class A buildings in the area that are equivalent to the Building and customarily carried by other landlords similarly situated as Landlord, and (ii) fire and extended coverage insurance, including vandalism, sprinkler leakage and malicious mischief, upon the Building on a full replacement cost basis, agreed cost value endorsement with agreed values for the Building and tenant improvements initially installed by Landlord (i.e. Landlord’s Work), as determined annually by the Landlord’s insurer. Landlord shall also procure and continue in force during the Term, as the same may be extended hereunder, rental interruption insurance for twelve (12) months or the maximum amounts permitted. Copies of certificates of insurance evidencing the foregoing shall be furnished to Tenant prior to Commencement Date. All insurance required of Landlord pursuant to this Section shall be effected under policies issued by insurers or recognized responsibility (which are rated A or A+ by Best’s Rating Service or a comparable rating by an equivalent service). The coverages required by this Section 5.1.5 may be provided by a single “package policy” or by a combination of “package policy” and umbrella.

24 8833492.3 5.1.6 Tenant’s Workmen’s Compensation Insurance – Landlord shall keep all Landlord’s employees working in the Premises covered by workmen’s compensation insurance in statutory amounts. 5.1.7 Landlord’s Indemnity - Landlord covenants and agrees to defend, with counsel reasonably acceptable to Tenant, save harmless and indemnify Tenant from any liability for injury, loss, accident or damage to any person or property on the Premises, in the Building or the Lot, or elsewhere in the Park, and from any claims, actions, proceedings and expenses and costs in connection therewith (including, without implied limitation, reasonable counsel fees), to the extent arising from the negligence and/or or willful acts of Landlord, its agents, employees or contractors , to the extent not caused by the negligence and/or willful acts of Tenant, its agents, employees, or contractors. In no event shall Landlord be obligated to indemnify Tenant to the extent any liability, claim, action, proceeding, expense or cost arises out of or relates to any willful or negligent act or omission of Tenant or of any of its employees, agents or contractors. Notwithstanding anything to the contrary contained in this Lease, in no event shall Landlord be liable to Tenant for any indirect, consequential, special, exemplary, incidental or punitive damages arising from or relating to this Lease. The covenants and indemnifications set forth in this Section 5.1.7 shall survive the expiration or earlier termination of this Lease. 5.1.8 Hazardous Materials - Landlord represents and warrants that, to the best of Landlord’s knowledge, after due inquiry as of the date of this Lease and as of the Commencement Date, that the Premises and rest of the Building do not contain any Hazardous Materials (as defined herein), except as may be contained in customary cleaning supplies or in such other related construction supplies (e.g. paint). 5.1.9 Tenant’s Costs - In case Tenant shall, without any fault on its part, be made party to any litigation commenced by or against Landlord or by or against any parties in possession of the Building or any part thereof claiming under Landlord, to pay all reasonable costs including, without implied limitation, reasonable counsel fees, incurred by or imposed upon Tenant in connection with such litigation and as additional rent, also to pay all such costs and fees incurred by Tenant in connection with the successful enforcement by Tenant of any obligations of Landlord under this Lease. 5.1.10 Compliance with Law. Landlord shall cause the Premises and common areas to comply with all Codes applicable thereto, including without limitation all life safety laws. See also Section 10.19 of this Lease. 5.1.11 Tenant’s Signage. Landlord shall place Tenant’s name on the Building directory, on the Technology Park Drive entrance at Concord Road, and on the monument sign at the 600 entrance and Technology Park Drive, all at Landlord’s cost and expense and not as an expense that may be passed-through to Tenant. 5.2 INTERRUPTIONS Except to the extent caused by, or arising out of, the negligence or willful misconduct of Landlord, its agents, employees or contractors, and subject to the terms of this Section 5.2 and Section 10.13, Landlord shall not be liable to Tenant for any compensation or reduction of rent

25 8833492.3 by reason of inconvenience or annoyance or for loss of business arising from power losses or shortages or from the necessity of Landlord’s entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building or Lot; provided that (i) in connection with any entry into the Premises by Landlord or anyone on Landlord’s behalf, Landlord shall comply with the terms of Section 6.1.10, and (ii) Landlord shall use reasonable efforts to minimize the effect of any such interruption of services and to eliminate the same at the earliest practicable time. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other covenant or duty to be performed on Landlord’s part, by reason of any cause reasonably beyond Landlord’s reasonable control (which shall not include lack of funds), Landlord shall not be liable to Tenant therefore, nor, except as expressly otherwise provided below or in Article 7, shall Tenant be entitled to any abatement or reduction of rent by reason thereof; provided that Landlord shall use reasonable efforts to minimize the adverse effects of any such inability to perform and to eliminate the causes of such inability to perform at the earliest practicable time. Notwithstanding any terms of this Lease to the contrary, if any Building service is interrupted for a period of five (5) consecutive business days due to the negligence or willful acts of Landlord, its agents, servants, employees, contractors or subcontractors (and not due to the negligence or willful acts by Tenant, its agents, servants, employees, contractors or subcontractors), and such interruption adversely and materially affects Tenant’s use of the Premises for Tenant’s normal business operations, then there shall be an abatement on a square footage pro-rata basis of Fixed Rent and additional rent from and after said time period, until such services or occupancy, as applicable, are restored. Landlord agrees to use its commercially reasonable efforts to restore such services and to restore Tenant’s occupancy, as applicable, as soon as reasonably possible. Further, if any failure to furnish such Building service is not caused by Landlord as aforesaid (and not due to the negligence or willful misconduct of Tenant, its agents, servants, employees, contractors or subcontractors), and continues for a period in excess of five (5) consecutive business days, and such interruption adversely and materially affects Tenant’s use of the Premises for Tenant’s normal business operations, then there shall be an abatement on a square footage pro-rata basis of Fixed Rent and additional rent from and after said time period, until such services or occupancy, as applicable, are restored but only if and to the extent that the same is a covered loss under Landlord’s rental interruption insurance. Landlord agrees to use its commercially reasonable efforts to restore such services and to restore Tenant’s occupancy, as applicable, as soon as reasonably possible. In no event shall Tenant have any abatement or termination right if any such interruption is due to the negligence or willful acts of Tenant or its employees or agents or any breach of this Lease by Tenant. Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs, Landlord will give Tenant at least thirty (30) days (if possible) advance notice of any contemplated stoppage and will use reasonable efforts to avoid inconvenience to Tenant by reason thereof such as conducting the same outside the regular business hours of Tenant. Except as expressly set forth in this Lease, the foregoing rights shall be Tenant’s sole remedy at law or in equity for the interruptions described in this Section 5.2, except that Tenant

26 8833492.3 retains any rights and remedies provided elsewhere in this Lease, including without limitation Section 10.15 hereof, for any breach of this Lease by Landlord. ARTICLE 6 TENANT’S COVENANTS 6.1 TENANT’S COVENANTS DURING THE TERM Tenant covenants throughout the Term and such further time as Tenant occupies any part of the Premises: 6.1.1 Tenant’s Payments - Except during Tenant’s early entry pursuant to Section 3.1 above, to pay when due (a) all Fixed Rent and additional rent, (b) all taxes which may be imposed on Tenant’s personal property in the Premises (including, without limitation, Tenant’s furniture, fixtures and equipment) regardless to whomever assessed, unless there is an uncured, continuing Event of Default of this Lease, at which time Landlord shall be responsible for the payment of any taxes associated therewith, (c) all charges by public utility for telephone and other utility services (including service inspections therefore and the charges as may be imposed pursuant to Exhibit “D” hereof) rendered to the Premises not otherwise required hereunder to be furnished by Landlord without charge and not consumed in connection with any services required to be furnished by Landlord. 6.1.2 Repairs and Yielding Up - Except as otherwise provided in Article 7 and Section 5.1.3, Tenant shall keep the Premises in substantially the same order, repair and condition as exists on the Commencement Date, except for (i) reasonable wear and tear, (ii) damage by fire, casualty or act of God, (iii) the effect of eminent domain and Hazardous Materials not introduced by Tenant, its agents, employees, contractors or invitees, and (iv) damage caused by Landlord or its agents, employees or contractors, and at the expiration or termination of this Lease peaceably to yield up the Premises and all changes and additions therein, other than changes or alterations that Tenant is obligated to remove pursuant to Section 6.1.15 (which shall be removed on termination in such order, repair and condition as required hereunder and repairing all damage caused by such removal) and changes or alterations that Tenant elects to remove in accordance with Section 6.1.15, and leaving the Premises clean and neat. Any property that Tenant is required to remove and that is not so removed by Tenant shall be deemed abandoned and may, upon ten (10) business days’ prior written notice to Tenant, be removed and disposed of by Landlord, in such manner as Landlord shall determine, and Tenant shall pay Landlord the entire cost and expense incurred by it by effecting such removal and disposition; it being agreed that the acceptance of reasonable use and wear shall not apply so as to permit Tenant to keep the Premises in anything less than suitable, tenantable and usable condition, considering the nature of the Premises and the use reasonably made thereof, or in less than good and tenantable repair. For avoidance of doubt, all improvements, changes and additions comprising the Landlord’s Work shall become part of the Premises and shall remain therein at the end of the Term, and Tenant shall have no obligation to remove the Landlord’s Work or to restore the Premises to its original condition at the end of the Term or earlier expiration thereof, except Tenant’s moveable trade fixtures, equipment and personal property, all of which fixtures, equipment, furniture and personal property shall remain the property of the Tenant and shall be removed at the expiration of the Term. Tenant agrees to repair, at its sole

27 8833492.3 cost and expense, any damage to the Premises caused by any such removal by Tenant in accordance with this Section 6.1.2 hereof, subject to Section 10.13. 6.1.3 Occupancy and Use - To use the Premises only for the Permitted Uses; and not to injure or deface the Premises, Building or Lot or Park; and not to permit in the Premises any auction sale, nuisance, or the emission from the Premises of any reasonably objectionable noise or odor; nor any use thereof which is contrary to law or ordinances, or invalidates or increases the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building unless Tenant agrees to pay the cost of the increased premiums or required alteration or addition (it being agreed that use for the Permitted Uses does not violate the foregoing). 6.1.4 Rules and Regulations - To comply with the Rules and Regulations set forth in Exhibit “E” and all other reasonable Rules and Regulations hereafter made by Landlord, of which Tenant has been given notice, for the use of the Building, Lot and Park and their facilities and approaches, it being understood that Landlord shall not be liable to Tenant for the failure of other tenants of the Building or Park to conform to such Rules and Regulations, provided that Landlord enforces such rules against all tenants of the Building in a non- discriminatory fashion. Any rules and regulations promulgated by the Landlord under any provision of this Lease (including its exhibits) (i) shall be reasonable and uniformly enforced against all tenants and occupants of the Building, (ii) shall neither increase the obligations nor diminish the rights of Tenant under this Lease, and (iii) shall be instituted in writing and with at least thirty (30) days prior notice. In the event of a conflict between such rules and regulations and this Lease, the terms and provisions of this Lease shall prevail. 6.1.5 Compliance with Laws and Safety Appliances - To keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any particular manner of use made by Tenant other than Tenant’s Permitted Use and to procure all licenses and permits so required because of such use, and at all times Tenant shall use the Premises in compliance with all of the foregoing, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant’s Permitted Uses. Tenant shall have the right, upon giving notice to the Landlord, to contest any obligation imposed upon it pursuant to the provisions of this Section 6.1.5, and provided the enforcement of such requirement or law is stayed during such contest and such contest will not subject the Landlord to penalty or jeopardize the title to the Premises or otherwise affect the Premises in any adverse way. Landlord shall cooperate with Tenant in such contest and shall execute any documents reasonably required in the furtherance of such purpose. 6.1.6 Assignment and Subletting – Tenant shall have the right, subject to the requirement of obtaining Landlord’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed by Landlord, to assign this Lease or sublet the whole or any portion of the Premises, which assignment or sublease shall be only for the Permitted Uses, its being understood that Tenant shall, as additional rent, reimburse Landlord promptly for reasonable legal and other reasonable expenses incurred by Landlord’s mortgagee (not to exceed $1,000.00 per request) in connection with any request by Tenant for consent to assignment or subletting. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee). Such consent by

28 8833492.3 Landlord to any of the foregoing in a specific instance shall be reasonable and subject to the provisions hereinafter provided. Landlord’s consent shall not be treated as having been withheld unreasonably if, in connection with any such proposed assignment or subletting: (i) the terms of the proposed assignment or subletting do not prohibit further assignments of the Lease or subletting of the Premises without the written consent of Landlord, the granting of which consent shall be subject to the terms and conditions hereof, and in any event shall not be unreasonably withheld, conditioned or delayed; and (ii) in connection with an assignment of this Lease, the assignee does not agree directly with Landlord, by written instrument in form reasonably satisfactory to Landlord, to be bound by all the obligations of Tenant thereafter arising hereunder including, without limitation, the covenant against further assignment and subletting without the written consent of Landlord, subject to the terms and conditions of this Section. Tenant hereby acknowledges and agrees that the foregoing is not intended to be an exclusive list of the reasons for which Landlord may reasonably withhold consent to a proposed request by Tenant for consent to assignment or subletting. No consent to any of the foregoing in a specific instance shall operate as waiver in any subsequent instance. If an assignment or subletting is proposed to be made and Landlord’s consent is required as hereinabove provided, Tenant shall give Landlord prior notice of such proposal. Thereafter, Tenant shall provide Landlord with such information (including creditworthiness information) as Landlord may reasonably request relative to facts which would bear upon the factors entering into the determination whether Landlord’s approval is to be granted, provided Landlord requests such information within five (5) business days of receipt of such notice from Tenant. Landlord shall respond to a request for consent within ten (10) business days of Tenant’s request for consent. Notwithstanding any provision contained in this Lease to the contrary, no consent of Landlord (or Landlord’s mortgagee) shall be required for A) the occupancy (including any assignment or subletting as hereinafter provided) of the Premises by any entity controlling, controlled by or under common control with Tenant from time to time (an “Affiliate”) or B) the assignment of this Lease or the subletting of any portion (or the whole) of the Premises, (i) to an Affiliate of Tenant, (ii) to a corporation or other entity into or with which Tenant has merged, been reorganized or been consolidated or to which substantially all of Tenant’s assets are transferred, (iii) to any corporation or other entity with which Tenant is otherwise affiliated (all of the foregoing hereinafter sometimes collectively shall be referred to as “Permitted Transfers”, and any person to whom any Permitted Transfer is made hereinafter sometimes shall be referred to as a “Permitted Transferee”). In any event, the following conditions shall apply: (x) the Security posted pursuant to Article 11 hereof shall remain in place; (y) such Permitted Transferee agrees directly with Landlord by written instrument to be bound by all of the obligations of Tenant thereafter arising hereunder; and (z) such Permitted Transferee under subsection (ii) shall have a net worth of at least equal to or greater than that of Tenant as of the date of this Lease (i.e. $125,000,000.00); and in the event of any such assignment or subletting for which no consent by Landlord is required hereunder, Tenant’s continuing primary liability shall remain unaffected, and Tenant shall not be obligated to share Rent Differential as hereinafter set forth. If this Lease shall be assigned, or if the Premises or any part hereof shall be sublet or occupied by any person other than Tenant, Landlord may, at any time and from time to time, following an uncured, continuing Event of Default, collect rent (or any amounts due to Landlord hereunder) from the assignee, subtenant or occupant (other than an Affiliate) and apply the amount collected, net of reasonable third party out-of-pocket costs of collection, to the annual

29 8833492.3 Fixed Rent, additional rent and all other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the provisions of this Section 6.1.6, or acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance of the terms, covenants and conditions of this Lease on the part of Tenant to be performed. In such event, after deducting Landlord’s share of the Rent Differential, equitably determined on a monthly basis, if applicable as hereinafter provided, Landlord agrees to remit to Tenant any excess on a month to month basis. If Landlord’s approval of a sublease or assignment is necessary and Landlord approves a sublease or assignment, and said sublease or assignment is for a total rental amount which on an annualized basis is greater than the Fixed Rent and additional rent due from Tenant to Landlord under this Lease, Tenant shall pay to Landlord, forthwith upon Tenant’s receipt of each installment of such excess rent, during the term of any approved sublease or assignment, as additional rent hereunder, in addition to the Fixed Rent and other payments due under this Lease, an amount equal to fifty percent (50%) of the positive excess between all Fixed Rent and additional rent received by Tenant under the sublease or assignment and the Fixed Rent and the additional rent due hereunder after Tenant has recouped, in full, its reasonable out-of-pocket expenses with respect to such sublease or assignment, including without limitation, reasonable real estate brokerage commissions, utilities expenses, reasonable legal fees, reasonable free rent, reasonable marketing costs and the reasonable costs of refurbishment of the Premises for such sublease or assignment (the “Rent Differential”). The Rent Differential shall not include the sales or rental proceeds received by Tenant in connection with the sale or lease of its personal property to a proposed transferee. In the event the sublease is for less than the full Premises hereunder, the rent payable by Tenant shall be proportionately adjusted in determining the excess (but all expenses to be recouped will be deducted) pro-rated on a square foot basis. Anything contained in the foregoing provisions of this section to the contrary notwithstanding, neither Tenant nor any other person having interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based, in whole or primarily on the net income or profits derived by any person from the Premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession use, occupancy or utilization of any part of the Premises. 6.1.7 Indemnity - To defend, with counsel reasonably acceptable to Landlord, save harmless, and indemnify Landlord from and against any liability, claims, actions, proceedings and expenses and costs in connection therewith (including, without implied limitation, reasonable counsel fees) with respect to injury, loss, accident or damage to any person or property occurring on the Premises, in the Building or the Lot, or elsewhere in the Park, (i) to the extent arising from the negligence and/or willful misconduct of Tenant or any of Tenant’s employees, agents, contractors, subtenants, assignees, licensees or invitees, to the extent not caused by the negligence and/or willful acts of Landlord, its agents, employees or contractors or (ii) resulting from the failure of Tenant to perform and discharge its covenants and obligations under this Lease. In no event shall Tenant be obligated to indemnify Landlord to the extent any liability, claim, action, proceeding, expense or cost arises out of or relates to any willful or

30 8833492.3 negligent act or omission of Landlord or of any of Landlord’s employees, agents, or contractors. Notwithstanding anything to the contrary contained in this Lease, and except as provided in Section 6.1.16, in no event shall Tenant be liable to Landlord for any indirect, consequential, special, exemplary, incidental or punitive damages arising from or relating to this Lease. The covenants and indemnifications set forth in this Section 6.1.7 shall survive the expiration or earlier termination of this Lease. 6.1.8 Tenant’s Liability Insurance – To maintain public liability insurance in the Premises in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in Section 1.1 and, not more than two times during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes and to furnish Landlord (and/or its mortgagees) with the certificates thereof, prior to occupancy hereunder, evidencing such coverage and providing that the insurance indicated therein shall not be cancelled without at least ten (10) days’ prior written notice to Landlord. Landlord and its Listed Mortgagee shall be named as additional insureds on any such policies. 6.1.9 Tenant’s Workmen’s Compensation Insurance - To keep all Tenant’s employees working in the Premises covered by workmen’s compensation insurance in statutory amounts. 6.1.10 Landlord’s Right of Entry – Upon not less than twenty four (24) hours’ notice or other reasonable notice and during regular business hours (except in the event of an emergency), to permit Landlord and Landlord’s agents entry to (i) examine the Premises at reasonable times and, if Landlord shall so elect and is otherwise permitted hereunder, to make repairs or replacements and (ii) to remove, at Tenant’s expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not consented to in writing, if consent was required pursuant to Section 6.1.15 or Section 6.1.20; and to show the Premises to prospective tenants during the twelve (12) months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times. Notwithstanding anything to the contrary contained in this Lease, any entry by Landlord and Landlord’s agents shall not interfere with Tenant’s daily operations and shall comply with Tenant’s reasonable security procedures, and Tenant shall have the right to have an employee accompany Landlord and/or its agents at all times that Landlord and/or its agents are present on the Premises. 6.1.11 Loading – Except with Landlord’s prior written consent, not to place a load upon the Premises exceeding an average rate of one hundred (100) pounds of live load per square foot of floor area; and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such a manner and at such times as Landlord reasonably shall in each instance approve; Tenant’s business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other leased space in the Building shall be placed and maintained by Tenant in settings of cork, rubber, spring, or other types of vibration eliminators sufficient to eliminate such vibration or noise. 6.1.12 Landlord’s Costs - In case Landlord shall, without any fault on its part, be made party to any litigation commenced by or against Tenant or by or against any parties in possession of the Premises or any part thereof claiming under Tenant, to pay, as additional rent,

31 8833492.3 all reasonable costs including, without implied limitation, reasonable counsel fees incurred by or imposed upon Landlord in connection with such litigation and as additional rent, also to pay all such costs and fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease. 6.1.13 Tenant’s Property - All the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Lot or elsewhere in the Park shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except to the extent arising from Landlord’s willful act or negligence, or that of its agents, employees or contractors, as required by law, or from any breach of this Lease by Landlord. 6.1.14 Labor or Materialmen’s Liens - To pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees, or independent contractors; and immediately to discharge or bond-off any such liens which may so attach within twenty (20) business days after receipt of written notice of such attachment. 6.1.15 Changes or Additions – Except in connection with the construction of Landlord’s Work hereunder, not to make any material changes or additions to the Premises without Landlord’s prior written consent, which such consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant may, from time to time, at its own cost and expense and without the consent of Landlord, make non-structural alterations, additions or improvements to the Premises, so long as they do not materially adversely affect any of the mechanical, electrical or plumbing systems or life safety systems of the Building or otherwise require Landlord to incur unusual expense to readjust the Premises to normal office use on the Term Expiration Date (collectively herein called “Non-Structural Alterations”), provided that Tenant first notifies Landlord in writing of any such Non-Structural Alterations and satisfies any reasonable requirements of Landlord’s with respect to insurance. If Tenant desires to make any Non-Structural Alterations costing in excess of One Hundred Twenty-Five Thousand Dollars ($125,000.00) in the aggregate during any twelve month period, or any other alteration, including any structural alteration or alteration affecting any of the mechanical, electrical or plumbing systems of the Building or life safety systems, Tenant must first obtain the consent of Landlord thereto, which consent shall not be unreasonably withheld, conditioned or delayed. If Landlord reasonably concludes that the alterations (including Non- Structural Alterations) involve any construction, alterations or additions requiring unusual expense to readapt the Premises to normal office use on the Term Expiration Date, Landlord shall notify Tenant in writing at the time of approval that such re-adaptation will be required to be made by Tenant prior to such Term Expiration Date without expense to Landlord. Landlord shall not unreasonably require removal in the event an alteration is substantially similar (functionally and quality wise) of the item so being replaced. Notwithstanding any provision of this Lease to the contrary, Tenant shall have no obligation to remove any of the following at the expiration or earlier termination of the Term: (i) any of Landlord’s Work, (ii) any Non-Structural Alterations, and (iii) any other alterations, additions or improvements, unless Landlord notifies

32 8833492.3 Tenant it will require removal of the same at the end of the Term at the time of its consent thereto. For so long as the Lot and the Building are owned by an affiliate of The Gutierrez Company, any and all alterations, including but not limited to Non-Structural Alterations (but excluding Non-Structural Alterations not requiring Landlord consent), shall be performed by GCCI at cost plus a contractor’s fee not to exceed five percent (5%) of the aggregate cost of any and all alterations so long as the aggregate cost is comparable to the then market cost consistent with other similarly situated first-class buildings in the area of the Boston northwest suburban market, unless Landlord elects not to so perform the same in which event such alterations shall be done by any contractor chosen by Tenant provided any such contractor is reputable, bondable by reputable bonding companies, carries the kind of insurance and in the amounts set forth herein, and will work in harmony with Landlord’s contractors and laborers in the Building. Landlord agrees to employ an “open book” policy with respect to bidding all work requested by Tenant hereunder, including Tenant’s right to review all of such bids. Notwithstanding the foregoing, no such bonding is required for interior, non-structural, non-roof, non-mechanical alterations. Tenant in making any alterations, including Non-Structural Alterations if applicable (i.e. GCCI does not elect to perform the same as aforesaid), shall cause all work to be done in a good and workmanlike manner using all new materials substantially equal to or better than those used in the construction of the Premises and shall comply with or cause compliance with all laws and with any direction given by any public officer pursuant to law and Landlord’s standard consistent with other similarly situated Class A buildings in the area in which the Building is located. Tenant shall obtain or cause to be obtained and maintain in effect, as necessary, all building permits, licenses, temporary and permanent certificates of occupancy and other governmental approvals which may be required in connection with the making of the alterations, including the Non-Structural Alterations. Landlord shall cooperate with Tenant in the obtaining thereof and shall execute any documents reasonably required in furtherance of such purpose, provided any such cooperation shall be without expense and/or liability to Landlord, unless Landlord elects to have GCCI perform the same (subject to the foregoing requirement that the cost be consistent with the then market cost and that Landlord provide Tenant with an “open book” review of all bidding) in which event it agrees to cause GCCI to comply with the foregoing provisions, including the obligation of GCCI to use all new materials in connection with any construction hereunder, and other provisions set forth herein applicable to Tenant’s contractor. At least annually if such Non-Structural Alterations or any other alterations hereunder have occurred during the past calendar year (other than cosmetic alterations), Tenant shall furnish to Landlord as-built plans for any significant projects and, if applicable, operating manuals, or, at Landlord’s option and only if Tenant’s computer system is compatible with that of Landlord’s, computer disk specifications compatible with Landlord’s computer system of the work done by Tenant during such past year and copies of all permits issued in connection therewith. Tenant shall have its contractor(s) procure and maintain in effect during the term of such alterations, including Non-Structural Alterations, reasonably satisfactory insurance coverages (including without limitation OCP coverage, if applicable) with an insurance company or

33 8833492.3 companies authorized to do business in the Commonwealth of Massachusetts, and shall, upon Landlord’s request, furnish Landlord with certificates thereof. 6.1.16 Holdover - To pay to Landlord an amount equal to one hundred and twenty five percent (125%) of the Rent in effect during the last month of the Term for the first thirty (30) days of holdover by Tenant and for the next thirty (30) days of holdover, rent shall be equal to one hundred fifty percent (150%) of the Rent, and thereafter twice (i.e. 200%) of the Rent then applicable for each month or portion thereof if Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise. For any holdover lasting in excess of sixty (60) days, Tenant shall also pay all damages sustained by Landlord on account thereof, so long as Tenant gives Landlord at least thirty (30) days prior written notice that damages shall result due to any holdover by Tenant. The provisions of this subsection shall not operate as a waiver by Landlord of any right of re- entry provided in this Lease. 6.1.17 Hazardous Materials - Tenant shall not (either with or without negligence) cause or authorize the escape, disposal or release of any Hazardous Materials onto, in or under the Premises, the Lot or Park, except in accordance with the requirements of applicable laws and regulations. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the reasonable standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises any such materials or substances except to use in the ordinary course of Tenant’s business. Landlord hereby consents to Tenant’s use of ordinary office and cleaning products in amounts reasonably necessary for Tenant’s Permitted Use of the Premises. Without limitation, “Hazardous Materials” shall include those hazardous materials and substances described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., the Massachusetts Hazardous Waste Management Act, as amended, M.G.L. c.21C, the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, as amended, M.G.L. c.21E, any applicable local ordinance or bylaw, and the regulations adopted under these acts, (collectively, the “Hazardous Waste Laws”). If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of any Hazardous Materials by Tenant, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord within twenty (20) days after receipt of demand as additional charges if and only if the following conditions are satisfied: (i) if such requirement applies to the Premises, and (ii) if an independent, reputable third party engineer employed by Landlord or persons acting under Landlord conclusively determines that a release has occurred and such release has been or is likely to have been solely and exclusively caused by Tenant or persons acting under Tenant’s control. If Tenant receives from any federal, state or local governmental agency any notice of violation or alleged violation of any Hazardous Waste Law by Tenant, or if Tenant is obligated to give any notice under any Hazardous Waste Law, Tenant agrees to forward to Landlord a copy of any such notice within three (3) business days of Tenant’s receipt or transmittal thereof (except if immediate response is required of Landlord in which event reasonable immediate notice to be given to Landlord). In addition, Tenant shall execute reasonable affidavits, representations and the like from time to time at Landlord’s reasonable request concerning Tenant’s actual knowledge regarding the presence of Hazardous Materials on the Premises introduced or released by Tenant or persons acting under Tenant’s control. In all

34 8833492.3 events, Tenant shall indemnify Landlord from any release of hazardous materials on the Premises or elsewhere in the Park in breach of this Lease occurring while Tenant is in possession of the Premises if caused by Tenant or persons acting under Tenant’s control. Landlord retains the right to inspect the Premises at all reasonable times, upon reasonable notice to Tenant and compliance with Section 6.1.10, to ensure compliance with this paragraph. Notwithstanding any other provision of this Lease, Tenant shall not be liable for any losses, costs, claims, liabilities or damages (including attorneys’ and consultants’ fees) of any type or nature, directly or indirectly arising out of or in connection with any Hazardous Materials present at any time on or about the Premises, Building, Lot or Park, or the violation of any environmental Laws, except to the extent that any of the foregoing actually results from the release or disposal of Hazardous Materials by Tenant or its agents, employees, contractors, sublessees or assignees. The within covenants shall survive the expiration or earlier termination of the Term. 6.1.18 Tenant’s Authority - Tenant has the power and authority to enter into this Lease and perform the obligations of Tenant hereunder. This Lease and all other documents executed and delivered by Tenant in connection herewith constitute legal, valid, binding and enforceable obligations of Tenant. 6.1.19 Confidentiality - This Lease is a confidential document by and between Landlord and Tenant and each party agrees that this Lease shall not be copied and distributed or circulated to any person(s) other than to such parties, and their respective mortgagees, successors or assigns, their legal counsel, accountants and brokers or to any prospective sublessees and assignees or affiliates of Tenant, or to any prospective acquirers, investors, or lenders of Tenant, or to regulatory authorities, or to the directors, shareholders or officers of Tenant, unless required by law (including rules and regulations of the Securities and Exchange Commission) or court order, without the prior written consent of Landlord. All public announcements regarding this Lease prior to Tenant’s occupancy hereunder must be approved by Landlord and Tenant in advance. Nothing in this Section 6.1.19 shall be construed to affect the rights and obligations of Landlord and Tenant under Section 10.2. 6.1.20 Signs and Advertising - Except as expressly provided in this Lease, Tenant will not place or suffer to be placed or maintained on the exterior of the Premises, Building, or Lot, or elsewhere in the Park, or on the roof of the Building, any sign, decoration, lettering or advertising matter or any other thing of any kind. Tenant will, at its sole cost and expense, maintain such sign, decoration, lettering, advertising matter, or other thing as may be permitted hereunder in good condition and repair at all times. ARTICLE 7 CASUALTY AND TAKING 7.1 CASUALTY AND TAKING In case during the Term any substantial part of the Premises, or all or any substantial part of the Building, or any one or more of them, are, in the reasonable judgment of Landlord’s architect, damaged materially by fire or any other cause, or by action of public or other authority in consequence thereof or are taken by eminent domain, and this Lease is not otherwise terminated pursuant to Sections 7.3(c) or (d) below, then this Lease shall terminate at Landlord’s

35 8833492.3 election, which may be made, notwithstanding Landlord’s entire interest may have been divested, by notice given to the Tenant within thirty (30) days after the occurrence of the event giving rise to the election to terminate, which notice shall specify the effective date of termination which shall be not less than thirty (30) nor more than sixty (60) days after the date of notice of such termination. Such termination right may not be exercised by Landlord if the Premises are not damaged by such casualty or taking unless the leases of all other tenants of the Building are also terminated. If in any such case the Lease is not so terminated, Landlord shall use due diligence to put the Premises and/or the Building, as applicable, or in case of taking, what may remain thereof into substantially the condition immediately prior to the casualty, subject to applicable law, if the net award of insurance or damages are adequate (but such limitation shall not apply if the Landlord failed to maintain the insurance required hereunder). A just proportion of the Fixed Rent and additional rent according to the nature and extent of the injury from and after the date of such casualty or taking shall be abated until the Premises and the common areas of the Building serving the Premises, all systems and access thereto, or such remainder shall have been put by Landlord in such condition; and in case of a taking which permanently reduces the area of the Premises, a just proportion of the Fixed Rent and additional rent shall be abated for the remainder of the Term and an appropriate adjustment shall be made to the Landlord’s Operating Costs. 7.2 RESERVATION OF AWARD Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, Building or Lot and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all Tenant’s rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request, hereby irrevocably designating and appointing Landlord as its attorney-in-fact to execute and deliver in Tenant’s name and behalf all such further assignments thereof. It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (i) movable trade fixtures installed by Tenant or anybody claiming under Tenant, at its own expense, (ii) equipment, furniture, personal property or other items of Tenant located in the Premises or on the Lot, or (iii) relocation and moving expenses recoverable by Tenant from such authority in a separate action. 7.3 ADDITIONAL CASUALTY PROVISIONS (a) Landlord shall not be required to repair or replace any of Tenant’s business machinery, equipment, furniture, personal property or other installations not originally installed by Landlord. (b) In the event of any termination of this Lease pursuant to this Article 7, the Term of this Lease shall expire as of the effective termination date as fully and completely as if such date were the date herein originally scheduled as the Term Expiration Date. Tenant shall have access to the Premises at Tenant’s sole risk for a period of sixty (60) days after the date of termination in order to remove Tenant’s personal property except as prohibited by any applicable governmental agency or official.

36 8833492.3 (c) Notwithstanding any language to the contrary contained in this Article 7, if all or any substantial part of the Premises and/or the Building or Lot or any part of the Lot (as hereinabove defined), shall be damaged by fire or other casualty or taken by eminent domain during the last twelve (12) months of the Term, as the Lease may have theretofore been extended, then either Landlord or Tenant may terminate this Lease effective as of the date of such fire or other casualty or taking upon notice to the other as aforesaid. Also, notwithstanding anything to the contrary contained in this Article 7, Tenant may render any notice of Landlord’s termination null and void by exercising early an option to extend the initial Term or then Extended Term of this Lease in accordance with Exhibit “F”. In the event of such early exercise, Landlord and Tenant agree to determine the Fixed Rent for the applicable Extended Term at least twelve (12) months prior to the commencement date of the Extended Term in accordance with and in the manner set forth in said Exhibits “F” and “H”. (d) Notwithstanding anything to the contrary contained in this Lease if the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to its terms, then within sixty (60) days after the casualty or notice of taking, Landlord shall furnish Tenant with a written opinion of Landlord’s architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised by delivery to Landlord of a written notice of election to terminate within thirty (30) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration the Premises, with reasonable diligence, cannot be fully repaired by Landlord within fourteen (14) months after the damage or destruction. In addition, if Tenant does not terminate under this subsection (d) within thirty (30) days of receipt of Landlord’s notice, and Landlord does not complete the repair within the time period stated in Landlord’s notice (subject to extension due to Tenant Delays, as applicable), Tenant shall again have the right to terminate this Lease by written notice given within thirty (30) days of the expiration of the repair period stated in Landlord’s notice (subject to extension as aforesaid). ARTICLE 8 RIGHTS OF MORTGAGEE 8.1 PRIORITY OF LEASE Landlord shall have the option to subordinate this Lease to the lien of any future mortgagee or deed of trust of the Lot or Building, or both (“the mortgaged premises”), provided that the holder thereof enters into an agreement with Tenant by the terms of which the holder will agree to recognize the rights of Tenant under this Lease, assume the obligations of Landlord under this Lease and to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by such holder through foreclosure proceedings or otherwise and Tenant will agree to recognize the holder of such mortgage as Landlord in such event, which agreement shall be made to expressly bind and inure to the benefit of the successors and assigns of Tenant and of the holder and upon anyone purchasing the mortgaged premises at any foreclosure sale or pursuant to a deed-in-lieu of foreclosure. Any such mortgage to which this Lease shall be subordinated may contain such commercially reasonable and customary terms, substantially similar to the provisions contained in the SNDA attached to this Lease. Further and as a condition to Tenant’s obligations under this Lease, Landlord agrees to obtain

37 8833492.3 and deliver to Tenant within thirty (30) days of this Lease, a Subordination, Non-Disturbance and Attornment Agreement (“SNDA”) from its current lender, Bank of America, N.A. (“Lender”), substantially in accordance with Exhibit “J” attached hereto. In the event an SNDA is not obtained from the Lender for the benefit of Tenant within thirty (30) days from the date of this Lease, Tenant shall have the right to terminate this Lease. Landlord represents and warrants that (i) there is no default under the mortgage or related loan documents with the Lender, and (ii) no other mortgage, ground lease or superior lease encumbers the Lot or the Building. 8.2 LIMITATION ON MORTGAGEE’S LIABILITY Upon entry and taking possession of the mortgaged premises for any purpose other than foreclosure, the holder of a mortgage shall have all rights of Landlord, and during the period of such possession, shall also have the duty to perform all Landlord’s obligations hereunder. Except during such period of possession, no such holder shall be liable, either as mortgagee or as holder of a collateral assignment of this Lease, to perform, or be liable in damages for failure to perform any of the obligations of Landlord unless and until such holder shall enter and take possession of the mortgaged premises pursuant to the exercise of rights under or relating to a mortgage. Upon entry for the purpose of foreclosing a mortgage, such holder shall be liable to perform all of the obligations of Landlord accruing after said entry (including performance of obligations arising prior to said entry), provided that a discontinuance of any foreclosure proceeding shall terminate the liability of the holder as Landlord. 8.3 INTENTIONALLY OMITTED 8.4 NO PREPAYMENT OR MODIFICATION, ETC. No Fixed Rent, additional rent, or any other charge shall be paid more than thirty (30) days prior to the due dates thereof, and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee in possession or in the process of foreclosing its mortgage) be a nullity as against such mortgagee, and Tenant shall be liable for the amount of such payments to such mortgagee. 8.5 NO RELEASE OR TERMINATION No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant’s obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord’s act or failure to act to each Listed Mortgagee, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant’s rights, and (ii) each Listed Mortgagee, after receipt of such notice, has failed or refused to correct or cure the condition complained of within a cure period of equal duration to the cure period afforded to Landlord under this Lease, but nothing contained in this Section 8.5 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. The foregoing shall not apply to any rights to Tenant to terminate in the event of a casualty or taking.

38 8833492.3 8.6 CONTINUING OFFER The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a mortgagee (particularly, without limitation thereby, the covenants and agreements contained in this Article 8) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such mortgagee, and such mortgagee shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may reasonably be deemed necessary to implement the provisions of this Article 8. ARTICLE 9 DEFAULT 9.1 EVENTS OF DEFAULT It shall be an “Event of Default” under this Lease, if (i) Tenant fails to pay Fixed Rent or additional rent for more than seven (7) days after notice thereof specifying such failure and that such failure may be an Event of Default hereunder; (ii) Tenant fails to perform its other non- monetary obligations hereunder for more than thirty (30) days after notice thereof from Landlord, together with such additional time, if any, as is reasonably required to cure the default if the default is of such a nature that it cannot reasonably be cured in thirty (30) days, provided that Tenant commences such cure within said thirty (30) day period; or (iii) if Tenant makes any assignment for the benefit of creditors, or files a petition under any bankruptcy or insolvency law; or (iv) if such a petition is filed against Tenant and is not dismissed within one hundred and twenty (120) days; or (v) if a receiver becomes entitled to Tenant’s leasehold hereunder and it is not returned to Tenant within one hundred and twenty (120) days; or (vi) such leasehold is taken on execution or other process of law in any action against Tenant; Landlord and the agents and servants of Landlord may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter while such default continues and without further notice except as required by applicable law enter into and upon the Premises or any part thereof in the name of the whole and repossess the same as of Landlord’s former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid, this Lease shall terminate, but Tenant shall remain liable as hereinafter provided. After the occurrence of an Event of Default as aforesaid, Tenant hereby waives all statutory rights of redemption, if any to the extent such rights may be lawfully waived, and Landlord, without notice to Tenant, may store Tenant’s effects and those of any person claiming through or under Tenant at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant. 9.2 TENANT’S OBLIGATIONS AFTER TERMINATION In the event that this Lease is terminated under any of the provisions contained in Section 9.1, Tenant covenants as follows:

39 8833492.3 (a) to pay forthwith to Landlord, as compensation, a lump sum equal to the present value total rent reserved for the residue of the Term discounted at a rate equal to six percent (6%) per annum. In calculating the rent reserved, there shall be included, in addition to the Fixed Rent and all additional rent, the value of all other consideration agreed to be paid or performed by Tenant for said residue, less the net proceeds of any rents obtained by Landlord in re-letting the Premises as provided in (b)(ii) below; and (for the purposes of computing damages payable pursuant to this Section 9.2(a), the annual additional rent with respect to Landlord’s Operating Costs for the remainder of the Term will be assumed to be such additional rent for the most recently ended Fiscal Year). If Landlord elects to recover damages pursuant to this subparagraph (a) and re-lets all or any portion of the Premises following the termination of this Lease, then promptly upon such re-letting, Landlord shall pay Tenant, as reimbursement of amounts paid by Tenant under this subparagraph (a), the Clawback Amount (as defined below), except that for purposes of calculating the Clawback Amount under this Section 9.2(a), the “Clawback Period” shall mean the period commencing as of the commencement date of the applicable lease for such re-letting (the “New Lease”) and ending on the earlier of (i) the expiration date of the term of the New Lease, and (ii) the Term Expiration Date of this Lease. If the tenant under the New Lease exercises any option to extend the term of the New Lease, then promptly upon the commencement of such extension term, Landlord shall pay Tenant, as reimbursement of amounts paid by Tenant under this subparagraph (a), the Clawback Amount (as defined below), except that for purposes of calculating the Clawback amount under this Section 9.2(a), the “Clawback Period” shall mean the period commencing as of the commencement date of such extension term and ending on the earlier of (i) the expiration date of such extension term, and (ii) the Term Expiration Date of this Lease; (b) and, to the extent not received in (a) above or the extent Landlord elects, in its sole discretion, to proceed under this subparagraph (b) rather than subparagraph (a), as an additional and cumulative obligation, to pay punctually to Landlord all of the sums and perform all of the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under this subclause (b), Tenant shall be credited with: (i) any amounts paid to Landlord as compensation as provided in subclause (a) of this Section 9.2 (if Landlord elects to proceed pursuant to subclause (a)); and (ii) the net proceeds of any rents obtained by Landlord by re-letting the Premises, after deducting all of Landlord’s reasonable expenses in connection with such re-letting, including, without implied limitation, all reasonable: repossession costs, brokerage commissions, tenant improvements costs paid or tenant improvement allowances granted, fees for legal services, and any other expenses of re-letting the Premises or preparing the Premises for the new tenant or tenants. In no event shall Landlord receive total rent pursuant to Subparagraphs (a) and (b) above (i.e. from Tenant and/or from any future tenant upon any reletting of the Premises, or a portion thereof) in excess of the actual damages due and payable by Tenant under said Subparagraphs. Landlord agrees to use commercially reasonable efforts to re-let the Premises following any such termination herein provided, however, that Landlord: (x) may re-let the Premises or any part or parts thereof for a term or terms which may, at Landlord’s option, be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or

40 8833492.3 necessary to re-let same; (y) may make such alterations, repairs and decorations in the Premises as Landlord, in its reasonable judgment, considers advisable or necessary to re-let the same, and no action of Landlord in accordance with the foregoing sub clauses (x) and/or (y), or Landlord’s failure to re-let or to collect the rent through re-letting, shall operate or be construed to release or reduce Tenant’s liability as aforesaid; and (z) shall have no duty to re-let the Premises to a prospective tenant who is also interested in leasing other space that Landlord (or its affiliate(s)) then has available. In the event that Landlord collects all of the rent reserved pursuant to Subparagraph (a) above, and re-lets all or any portion of the Premises following the termination of this Lease, then Landlord agrees to reimburse Tenant for its pro rata share of any rent reserved paid by Tenant to Landlord hereunder in accordance with Subparagraph b(ii) above. So long as at least twelve (12) months of the Term remain unexpired at the time of such termination, in lieu of any other damages and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 9.2, Landlord may, by written notice to Tenant, at any time within 30 days after this Lease is terminated under any of the provisions contained in Section 9.1 and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages and as Landlord’s sole and exclusive remedy at law or in equity for Tenant’s breach of this Lease, an amount equal to the aggregate of the Fixed Rent and additional rent accrued under Article 4 in the twelve (12) months ended next prior to such termination (or if the Term has not yet commenced, the Fixed Rent and additional rent that would be due for said time period) plus the amount of Fixed Rent and additional rent of any kind accrued and unpaid at the time of termination. If Landlord elects to recover liquidated damages pursuant to this paragraph and re-lets all or any portion of the Premises following the termination of this Lease, then promptly upon such re-letting, Landlord shall pay Tenant, as reimbursement of amounts paid by Tenant under this paragraph, the Clawback Amount. The “Clawback Amount” shall be an amount equal to (i) the average monthly rent payable by the tenant under the applicable re-letting less the average monthly cost of the applicable re-letting, multiplied by (ii) the number of months (or partial months) remaining in the Clawback Period at the time of such re-letting (without regard to any free rent period provided to the new tenant). The “Clawback Period” means the twelve month period that immediately follows the date on which this Lease was terminated. For purposes of calculating the Clawback Amount: (a) the average monthly rent payable by the tenant under the applicable re-letting shall be determined by dividing the sum of all base rent and additional rent (using reasonable projections of the amount of additional rent that will be payable under the applicable lease based on the operating history of the Building) payable under such lease divided by the number of months in the term of such lease, and (b) the average monthly cost of the applicable re-letting shall be determined by dividing the sum of the Landlord’s reasonable expenses in connection with such re-letting divided by the number of months in the term of such lease. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

41 8833492.3 ARTICLE 10 MISCELLANEOUS 10.1 TITLES The titles of the Articles are for convenience and are not to be considered in construing this Lease. 10.2 NOTICE OF LEASE Concurrently with the execution of this Lease, both parties shall execute and deliver, a recordable notice of lease in the form attached hereto as Exhibit “G” and Tenant may record such notice of lease with the applicable land records for the Lot and the Building. If this Lease is terminated before the Term expires, the parties will execute an instrument acknowledging the date of termination. 10.3 CONSENT In all cases when a party’s consent or approval is required pursuant to this Lease, consent shall not be unreasonably withheld, conditioned or delayed. 10.4 NOTICES FROM ONE PARTY TO THE OTHER No notice, approval, consent requested or election required or permitted to be given or made pursuant to this Lease shall be effective unless the same is in writing. Communications shall be addressed, if to Landlord, at Landlord’s Address, with a copy to Gloria M. Gutierrez, Esq., The Gutierrez Company, 200 Wheeler Road, Burlington, MA 01803, or at such other address as may have been specified by prior notice to Tenant and, if to Tenant, at Tenant’s Address, with a copy to Goulston & Storrs, 400 Atlantic Avenue, Boston, MA 02110, Attention: Jason Dunn, Esq., or at such other place as may have been specified by prior notice to Landlord. Any communication so addressed shall be deemed duly served if mailed by registered or certified mail, return receipt requested, delivered by hand, or by overnight express service by a carrier providing a receipt of delivery. 10.5 BIND AND INURE The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Landlord named herein and each successive owner of the Premises shall be released from all obligations hereunder arising following termination of such ownership and passing to the successor in ownership, and its successor shall be liable for all obligations of Landlord hereunder. Neither the Landlord named herein nor any successive owner of the Premises whether an individual, trust, a corporation or otherwise shall have any personal liability beyond their interest in the Building and the Lot, and the income, insurance and condemnation proceeds derived therefrom. Neither party shall be liable to the other party for consequential or punitive damages for a breach of any covenant of this Lease or otherwise, except as may apply with respect to holdover damages described in Section 6.1.16 of this Lease.

42 8833492.3 10.6 NO SURRENDER The delivery of keys to any employees of Landlord or to Landlord’s agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises. 10.7 NO WAIVER, ETC. The failure of Landlord or of Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease or, with respect to such failure of Landlord, any of the Rules and Regulations referred to in Section 6.1.4, whether heretofore or hereafter adopted by Landlord, shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Fixed Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach by Landlord, unless such waiver be in writing signed by Landlord. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty. 10.8 NO ACCORD AND SATISFACTION No acceptance by Landlord of a lesser sum than the Fixed Rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such installment or pursue any other remedy in this Lease provided. 10.9 CUMULATIVE REMEDIES The specific remedies to which either party may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by the other party of any provisions of this Lease. In addition to the other remedies provided in this Lease, each party shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions. 10.10 PARTIAL INVALIDITY If any term, clause, provision, covenant or condition contained in this Lease is adjudicated to be illegal or unenforceable, all other terms, clauses, provisions, covenants or conditions of this Lease shall remain in force and effect, and the term, clause, provision, covenant or condition held illegal or unenforceable shall remain in effect as far as possible in accordance with the intention of the parties.

43 8833492.3 10.11 LANDLORD’S RIGHT TO CURE If Tenant shall at any time default, beyond applicable notice and cure periods, in the performance of any material obligation under this Lease, Landlord shall have the right, but shall not be obligated, upon ten (10) days prior written notice to Tenant and for non-material obligations upon thirty (30) days’ notice to Tenant (except in the event of an emergency where at least verbal notice will be given as soon as reasonably possible), to enter upon the Premises and to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All reasonable sums so paid by Landlord (together with interest at the rate set forth in Section 4.3 hereof), and all necessary incidental costs and expenses in connection with the performance of any such acts by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease. 10.12 ESTOPPEL CERTIFICATE Tenant agrees on the Commencement Date, and from time to time thereafter, upon not less than twenty (20) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing in substantially the form attached hereto as Exhibit “K” with such adjustments as are necessary to make the same accurate. Landlord agrees on the Commencement Date, and from time to time thereafter, upon not less than twenty (20) days prior written request by Tenant, to execute, acknowledge and deliver to Tenant a statement in writing in substantially the form attached hereto as Exhibit “K”. 10.13 WAIVER OF SUBROGATION AND CLAIMS Any insurance carried by either party with respect to the Premises and property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury, loss or damage due to hazards covered by insurance maintained by the waiving party that contains such clause or endorsement or that would have been covered by insurance had the waiving party carried the insurance that it was required to carry under this Lease. No provision in any insurance policy required under this Lease shall invalidate or restrict the waivers and releases of rights of recovery by Landlord and Tenant in this Section 10.13. No insurer shall hold any right of subrogation against either Landlord or Tenant by reason of its insurance policy or otherwise. 10.14 BROKERAGE Landlord and Tenant each represent to the other that they have dealt with no real estate brokers, finders, agents or salesmen in connection with this Lease, except Cushman & Wakefield (collectively, the “Broker”). Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder’s fees, or other compensation made by any other

44 8833492.3 agent, broker, salesman or finder as a consequence of said party’s actions or dealings with any such agent, broker, salesman, or finder. Landlord agrees to pay a fee to the Broker pursuant to a separate agreement. 10.15 COVENANTS INDEPENDENT Each provision in this Lease constitutes an independent covenant, enforceable separately from each other covenant set forth herein. To the extent any provision hereof or any application of any provision hereof may be declared unenforceable, such provision or application shall not affect any other provision hereof or other application of such provision. Tenant acknowledges and agrees that Tenant’s obligation to pay Fixed Rent and additional rent is independent of any and all obligations of Landlord hereunder, with the result that Tenant’s sole remedy for any alleged breach by Landlord of its obligation hereunder shall be to commence a judicial proceeding against Landlord seeking specific performance and/or damages. 10.16 ACCESS Subject to the terms and provisions of this Lease and all laws applicable to the Premises, Tenant shall have twenty-four (24) hours, seven (7) days per week, fifty-two (52) weeks per year, access to the Premises, common areas of the Building and the Park, and all parking areas. 10.17 ENTIRE AGREEMENT This Lease contains the entire and only agreement between the parties as to the Premises, and no oral statements or representations or prior written matter not contained in this instrument shall have any force or effect. This Lease shall not be modified in any way except by a writing signed by both parties. 10.18 GOVERNING LAW This Lease shall be governed by and construed and enforced in accordance with the laws and the Courts of the Commonwealth of Massachusetts. 10.19 ADDITIONAL REPRESENTATIONS Landlord represents and warrants to Tenant as follows: (a) that Landlord has the right, power and authority to enter into this Lease and grant Tenant quiet possession of the Premises and other rights set forth herein; (b) that Landlord is the fee simple owner of the Lot and Building located thereon; (c) that the Building (including the Landlord’s Work and the Premises) and the Lot (including all common areas) will, upon substantial completion of Landlord’s Work and issuance of all necessary permits and approvals required to be obtained from any and all necessary governmental agencies prior to occupancy of the Premises by Tenant, if necessary, including without limitation, a certificate of occupancy from the Town of Billerica, which allows

45 8833492.3 Tenant to use and occupy the Premises as herein provided, comply with all dimensional, use, parking, loading and other zoning requirements of the Town of Billerica, and all applicable building codes and governmental requirements, including, without limitation, all ADA, local and state requirements and regulations promulgated thereunder and other applicable laws and rules governing access to and use of facilities by people with disabilities, including the Massachusetts Architectural Access Board regulations and all environmental laws; and (d) that the Premises and common areas and all equipment and systems servicing such areas, including without limitation, the roof and all structural elements of the Building, shall be in good working order and repair as of the Commencement Date; ARTICLE 11 SECURITY A security deposit in the amount of Four Hundred Sixty-One Thousand Six Hundred Ninety and 75/100 ($461,690.75) Dollars shall be delivered by Tenant to Landlord on or prior to the Commencement Date (the “Security”). Such Security shall be in the form of a Letter of Credit in substantially the form attached hereto as Exhibit “L”, and such Letter of Credit shall (a) name the Landlord as its beneficiary, (b) expire not less than one (1) year after the issuance thereof, and (c) be drawn on an FDIC-insured financial institution reasonably satisfactory to Landlord. Landlord agrees that Silicon Valley Bank is an acceptable institution. Tenant shall, from time to time, as necessary, renew or replace or amend the Letter of Credit no fewer than twenty-five (25) banking days prior to the expiration date of the Letter of Credit then held by Landlord, and if Tenant fails to renew or replace or amend said Letter of Credit in the applicable amount by not later than twenty-five (25) banking days prior to expiry date of the Letter of Credit, Landlord may draw upon such Letter of Credit and hold the proceeds thereof in an account as Security, without interest, until Tenant provides to Landlord a replacement letter of credit complying with the requirements for the original Letter of Credit as set forth above. So long as there does not then exist an Event of Default, the amount of the required Security shall be reduced in accordance with the following schedule: (i) by $100,000.00 on the 1st day of month thirty-seven (37) of the Term, (ii) by an additional $100,000.00 on the 1st day of month sixty- one (61) of the Term; and (iii) by an additional $100,000.00 on the 1st day of month eighty-four (84). Landlord agrees to promptly return any existing Letter of Credit to Tenant upon Landlord’s receipt of a replacement Letter of Credit in such reduced amount required hereunder or to otherwise cooperate (at no cost to Landlord) with Tenant in connection with any amendment of the Letter of Credit to reflect any reduction in accordance with this Article 11. In the event that Landlord fails to release any cash proceeds drawn from a Letter of Credit (if applicable) within five (5) business days following the required date (or its receipt of a replacement Letter of Credit conforming to the requirements hereunder), then Landlord shall be obligated to pay Tenant interest on any such amount at the interest rate set forth in Section 4.3 hereof, calculated on a daily basis. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security to cure any continuing Event of Default, including any uncured default in connection with any arrearages of Rent, costs incurred by Landlord to repair damage to the Premises caused by Tenant, and any costs incurred by Landlord to repair (other than normal wear and tear or damage caused by Landlord, its agents or employees) the Premises upon termination

46 8833492.3 of this Lease. Following any such application of the Security, Tenant shall, within ten (10) business days after receipt of written demand, restore the Letter of Credit to the then applicable full amount (or post a cash Security, at Tenant’s option). Tenant shall not have the right to call upon Landlord to apply all or any part of the Security to cure any continuing Event of Default, but such use shall be solely in the discretion of Landlord. At the later of the termination of this Lease and the date Tenant surrenders the Premises to Landlord in accordance with this Lease, the balance of the Security, either cash or the Letter of Credit, as applicable, shall be returned to Tenant within thirty (30) business days of expiration of the Term and surrender of the Premises, whichever may be later. If Landlord transfers its interest in the Premises during the Term, Landlord shall assign the Security to the transferee, Landlord shall promptly notify Tenant of the assignment in advance and thereafter have no further liability for the return of the Security provided such transferee acknowledges receipt of the same in writing. If the Security is in the form of a Letter of Credit, Landlord shall have no further liability for the return of such Letter of Credit once the Letter of Credit has been appropriately assigned to the assignee, the assignee has assumed all of Landlord’s obligations under this Lease, and Landlord has notified Tenant, in writing, of both. Landlord shall be solely responsible for any and all costs and fees payable in connection with any assignment of the Letter of Credit in connection with a sale or other transfer of the Building. Upon any such delivery and assignment, Tenant hereby releases the then existing Landlord of any and all liability with respect to the Letter of Credit, its application and return, and Tenant agrees to look solely to such assignee or transferee. It is further understood that this provision shall also apply to subsequent assignees or transferees. Upon request by Tenant, Landlord shall provide Tenant with a copy of the assignment and assumption or other written documentation that was entered into to effectuate the transfer of the Letter of Credit and this Lease. Landlord shall not be required to segregate the Security from its other accounts or, except as otherwise specified herein, to pay interest thereon, as aforesaid. In the event the Lease is assigned by Tenant, Tenant’s assignee may provide a replacement Letter of Credit and the original Letter of Credit held by Landlord shall be promptly returned to Tenant, provided that such Letter of Credit shall remain subject to all of the terms and conditions of this Article 11. Landlord shall deliver the original prior Letter of Credit to the prior tenant simultaneously upon the delivery of the replacement Letter of Credit by Tenant’s assignee or as soon as possible thereafter. Remainder of Page Intentionally Left Blank Signature Page to Follow

47 8833492.3 EXECUTED as a sealed instrument in two or more counterparts on the day and year first above written. LANDLORD: TECHNOLOGY PARK X LIMITED PARTNERSHIP By: The Gutierrez Company, its General Partner By: /s/ Arthur J. Gutierrez, Jr. Arthur J. Gutierrez, Jr. President TENANT: CONFORMIS, INC. By: /s/ Paul S. Weiner Name: Paul S. Weiner Title: CFO

A-1 8833492.3 EXHIBIT “A” Plan Showing Tenant’s Space

B-1 8833492.3 EXHIBIT “B” Plan Showing the Park

B-1 8833492.3

C-1 8833492.3 EXHIBIT “C” APPROVED PLANS

C-2 8833492.3 ConforMIS Fit-Up Specifications September 13, 2016 600 Technology Park Drive, Billerica, MA – 4th Floor TENANT FIT-UP NARRATIVE Landlord shall provide turnkey build-out of the Tenant interior according to the specifications below and AHP Scheme 5 drawing dated 9/9/16. SECTION 6B - MILLWORK 6B-01 Lunch Room - One (1) Location Included  Solid surface (stone or engineered stone) counter w/ splash and closed upper and lower plastic laminate cabinets included at each location.  Built-in solid surface top island with closed lower plastic laminate cabinets included as shown.  Includes two trash pullouts at each location.  Tables to be furniture by others. 6B-02 Coffee - One (1) Location Included  Solid surface (stone or engineered stone) counter w/ splash and lower plastic laminate cabinets included at each location.  Includes one trash pullout at each location. 6B-05 Coat Closet – Two (2) Locations Included  Built-in plastic laminate closet shelf and coat pole included at each location. 6B-06 Copy / Fax – Three (3) Locations Included  Built-in plastic laminate counter w/splash and upper surface mounted adjustable shelving included at each location. 6B-07 Any item not expressly indicated above is assumed to be furniture by others. Existing window sills are to remain. Excludes mailboxes, Reception Storage millwork / furniture, Boardroom millwork / furniture, and Reception desk millwork / furniture. Millwork / furniture shown in Marketing Trade Storage and Medium Conference Room is assumed to be existing to remain millwork or furniture by others. SECTION 8 - DOORS, WINDOWS AND GLASS 8-01 Typical door and frames to be new 3’ x 8’ anodized aluminum frame with sidelite and prefinished, solid core, wood door at all locations within new partitions. Existing hollow metal frames and doors are to be reused at existing partitions. Hardware to include hinges, stainless steel lockset (with removable core at office and secure storage locations), floor stop, and door silencer at each location. Each office door will receive an

C-3 8833492.3 interior coat hook. Nine (9) perimeter offices, four (4) executive offices and five (5) perimeter conference rooms are to receive new full-front 3’ x 8’ anodized aluminum sidelite frames. Includes touch-ups to reused door finish as required. 8-02 Includes two (2) new 3’ x 8’ glass doors with building standard stainless steel hardware to be installed where indicated. 8-03 Excludes any and all borrowed lites or additional glass not expressly indicated above. SECTION 9 – FINISHES – Limits Further Defined in Attached EXHIBIT A 9-01 Floor – Carpet  Typical floor finish is to be carpet unless otherwise noted.  Carpet tile allowance is $25.00 per square yard for a standard 24” x 24” tile furnished and installed.  An upgraded carpet tile allowance of $30.00 per square yard for a standard 24” x 24” tile furnished and installed is included at the nine (9) entrance meeting rooms / executive offices (3,500 SF maximum combined area). 9-02 Floor – VCT  VCT allowance is $1.70 per square foot for a standard 12” x 12” vinyl tile furnished and installed.  Included at storage room off lobby, data room, date closet, UPS closet, IT storage / help desk, and engineering lab locations (1,250 SF maximum combined area). 9-03 Floor – Resilient Plank  Resilient plank allowance is $7.50 per square foot furnished and installed.  Included at reception, lunch room and break room locations (2,100 SF maximum combined area). 9-04 Wall Base – 4” High Vinyl Base  Typical throughout space. 9-05 Wall – Paint  Typical wall finish to be one (1) coat primer and two (2) coats paint in eggshell finish.  Includes three (3) accent colors.  Excludes any specialty wall finishes, coverings and/or panels.  Hollow metal frames to receive two (2) coats of semi-gloss paint to match the abutting wall. 9-06 Ceiling  Includes new 2’ x 2’ acoustic tiles with new 9/16” grid.

C-4 8833492.3 SECTION 9D – GYPSUM DRYWALL 9D-01 All new partitions to be constructed to 6” above the ceiling using metal studs at 16” on center with one layer 5/8” gypsum board on each side. Exterior demising, conference, lab, data room, and executive walls are to be full height. 9D-02 All new partitions to include 3” thick fiber glass rolled sound insulation. 9D-03 Excludes any level 5 finish and drywall ceilings and/or soffits. Includes patching / repair of existing-to-remain partitions as required. SECTION 12A – BLINDS 12A-01 Existing manual perimeter blinds to remain; includes cleaning and repairing as needed. 12A-02 No new blinds and/or shades are included for added interior glass. SECTION 15A – PLUMBING 15A-01 Includes two (2) new ADA compliant stainless steel sinks with a single lever faucet and grid strainer. Includes replacement of one (1) existing sink with new ADA compliant stainless steel sinks with a single lever faucet and grid strainer. 15A-02 Includes a spare valve at the sink location for tenant appliances. 15A-03 Any appliance or fixture not expressly indicated above is assumed to be furnished by others. SECTION 15B – HEATING, VENTILATING AND AIR CONDITIONING 15B-01 Existing HVAC system to remain. Includes minor relocation of existing registers, diffusers or equipment to coordinate with new, relocated or removed partitions and proposed occupant load. Interior partitioned offices shall have at least one temperature zone per ten offices Perimeter partitioned offices shall have at least one temperature zone per five offices (depending on exposure) Corner offices shall be provided with their own temperature control zone Conference rooms and boardroom shall be provided with their own temperature control zone

C-5 8833492.3 15B-02 Includes an allowance of $30,000 to furnish and install a single supplemental split cooling system in a single room. SECTION 15C – SPRINKLERS 15C-01 Existing fire protection system to remain. Includes modifications required to coordinate with new, relocated or removed partitions. 15C-02 Includes new fire extinguishers, signage and stainless steel semi-recessed cabinets as required by code. SECTION 16A – ELECTRICAL WORK 16A-01 Existing electrical, lighting and fire alarm system to remain. Includes modifications required to coordinate with new, relocated or removed partitions and proposed furniture layout. 16A-02 Includes two (2) recessed multi-circuit 120-volt duplex receptacles in each room less than 200 SF and four (4) recessed multi-circuit 120-volt duplex receptacles in each room greater than 200 SF. Includes an allowance of fifteen (15) 20-amp 120-volt dedicated-circuit duplex receptacles for the engineering lab / data center. 16A-03 Lighting controls to include wall mounted occupancy sensors in rooms and existing zoned switching in open areas. Meeting rooms (12 noted) and Marketing / Trade storage room are to receive dimmers. 16A-04 Includes one (1) 20-amp 120-volt circuit for every four (4) workstations. Workstations are to be fed off of walls and/or columns when possible. 16A-05 Includes two (2) empty conduits from floor to ceiling with a wall mounted junction box and duplex receptacle located at 5’ AFF and a building standard floor core or poke-thru at twelve (12) locations. 16A-06 Lighting package includes new LED fixtures. Standard room lighting to be 2’x2’ recessed LED fixtures. Standard open office area (i.e. workstations) lighting to be linear LED pendants or recessed LED fixtures. Average lighting density to be 42.5 lumens per square foot of usable area. 16A-07 Includes an allowance of $10,000.00 for accent lighting in the reception and coffee break area. SECTION 17A – EXCLUSIONS  A/V (rings/strings for wiring by others to be provided by Contractor where indicated)  Tel / Data (rings/strings for wiring by others to be provided by Contractor where indicated)

C-6 8833492.3  Back-up Power, UPS, Generators, and Interface, Wiring or Connection of Same  Security / Access Controls  Furniture, Furnishings & Equipment  Tenant Signage  Dry / Chemical Fire Suppression  Supplemental Cooling (beyond included allowance)  Added Steel / Structural Modifications  Inertia Bases / Vibration Isolation  Raised Equipment Pads  Acoustical Treatments  Electrical Upgrades (includes using existing, available standard circuits; excludes added panels, transformers, etc.)  Appliances

C-7 8833492.3

D-1 8833492.3 EXHIBIT “D” LANDLORD’S SERVICES I. CLEANING A. Building Lobbies and Common Areas 1. Entrance doors and partition glass to be cleaned nightly. Wipe down frames and fixtures as needed. 2. Remove entrance mats and clean sand and dirt from pits and floors, clean and replace mats nightly. 3. Floors to be swept and washed nightly. Maintain a high luster yet slip free finish following manufacturer’s specifications. 4. Walls to be dusted and spot cleaned as necessary, thoroughly washed twice a year. 5. Empty and wipe clean trash receptacles nightly including exterior smoker’s stations. 6. Dust, with treated cloth, security desks, window sills, directory frames, planters, etc. nightly. 7. Clean reception desk nightly. 8. Vacuum all carpeted areas nightly, treat and spot clean stains, clean fully as needed. 9. Non-carpeted floors to be dry mopped nightly, spot washed with clean water as needed and spray buffed weekly. 10. Sweep all stairwells in building nightly and keep in clean condition, washing same as necessary. 11. Do all high dusting (not reached in nightly cleaning) quarterly, which includes the following: A. Dust all pictures, frames, charts, graphs and similar wall hangings. B. Dust exposed pipes, ventilation and air conditioning grilles, louvers, ducts and high moldings, as needed. 12. Clean and maintain luster on ornamental metal work as needed within arm’s reach.

D-2 8833492.3 13. Dust all drapes and blinds as needed. 14. Wash and disinfect drinking fountains using a non-scented disinfectant nightly. Polish all metal surfaces on the unit nightly. 15. Strip and wax all vinyl tile floors yearly. 16. Shampoo all common area carpets at additional contract price at least once per year. B. Lavatories - Nightly 1. Empty paper towel receptacles, bag and transport waste paper to designated area, disinfect receptacle and add new liner. 2. Empty sanitary napkin disposal receptacles, bag and transport waste, disinfect receptacle and add new liner. 3. Refill toilet tissue, hand towel dispensers, and sanitary napkin dispensers. Refill soap dispensers. 4. Scour, wash and disinfect all basins, bowls and urinals using non-scented disinfectants. 5. Wash, disinfect and wipe dry both sides of toilet seat using non-scented disinfectants. 6. Wash and polish all mirrors, counters, faucets, flushometers, bright work and enameled surfaces. 7. Spot clean toilet partitions, doors, door frames, walls, lights and light switches. 8. Remove all cobwebs from walls and ceilings. 9. Sweep and wash all floors, using proper non-scented disinfectants. 10. Add water to floor drains weekly, disinfect monthly. 11. Turn off lights. C. Elevators - Nightly 1. Thoroughly clean walls. 2. Wipe clean control panels, door frames and mirrors. 3. Vacuum cab and floor door tracks. 4. Vacuum floors, shampoo as needed, wash stone floors.

D-3 8833492.3 5. Dust ceilings. D. General Cleaning (Monday through Friday, Holidays excluded) Tenant areas nightly - unless noted. 1. Empty and clean all waste receptacles nightly and remove waste paper and waste materials, including folded paper boxes and cartons, to designated area. Replace liners as needed. Check and wash waste baskets if soiled. 2. Weekly hand dust with treated cloth and wipe clean or feather duster all accessible areas on furniture, desks, files, telephones, fixtures and window sills. 3. Clean all glass table tops and tenant entrance glass. Spot clean glass partitions. 4. Spot clean all walls, door frames and light switches. 5. Wipe clean and polish all bright metal work as needed within arm’s reach. 6. All stone, ceramic, tile, marble, terrazzo and other un-waxed flooring to be swept, using approved dust-down preparation. 7. All wood, linoleum, rubber asphalt, vinyl and other similar type of floors to be swept, using approved dust-down preparation and mopped or cleaned with dry system cleaner nightly. 8. Reception areas, halls, high traffic areas to be vacuumed nightly. 9. Offices and cubicles to be spot vacuumed nightly. All areas to receive a complete vacuum weekly. 10. Spot clean carpet stains. 11. Wash and clean all water fountains and coolers nightly. Sinks and floors adjacent to sinks to be washed nightly. 12. Dust blinds as needed. 13. Vinyl tile floors to be dry mopped nightly, spot washed with clean water as needed and spray buffed every two weeks. The VCT is to be stripped and waxed one time annually. 14. Turn off coffee pots each night and empty filters. E. Showers 1. Wash shower walls and floors nightly, using proper non-scented disinfectants. 2. Clean and disinfect shower curtains weekly.

D-4 8833492.3 3. Scrub showers with bleach weekly. 4. Wash tile walls with proper grout cleaning compound as needed. 5. Add water to floor drains weekly, disinfect monthly. 6. Turn off lights. 7. Restock soap, daily. F. Fitness Center Nightly 1. Thoroughly clean all exercise equipment. 2. Clean mirrors. 3. Vacuum carpet. 4. Wash rubber floor. 5. Restock paper towel dispenser nightly. G. Cafeteria Dining Area / Kitchenettes Nightly 1. Clean all areas outside the cafeteria servery which shall include, the dining tables, chairs, tray return areas. 2. Wash flooring. 3. Empty and clean inside and outside all waste receptacles nightly and remove waste paper and waste materials, including folded paper boxes and cartons, to designated area. Replace liners as needed. Check and wash waste receptacles if soiled. 4. Wash all cafeteria / kitchenette tabletops and counters. 5. Arrange all tables and chairs according to floor plan. H. Day Porter to police and clean as required in the following areas: 1. Reception and lobby seating 2. Entrances and lobbies 3. Cafeteria and kitchenettes 4. Fitness center 5. All toilets, showers and locker rooms

D-5 8833492.3 6. Outside entrances 7. Smokers Gazebo I. Cleaning Products Paper products such as toilet paper, paper towels, and vinyl trash liners will be supplied to the cleaning company. The cleaning company is to supply all solid and liquid cleaning products. The cleaning company is to supply all mops, buckets, vacuums, dusters, cloths etc. II. HEATING, VENTILATING AND AIR CONDITIONING 1. The Building is served by a variable air volume system with rooftop package units and 3,000 tons of cooling. 2. Base building heating, ventilation and air conditioning as required to provide reasonably comfortable temperatures for normal business day occupancy (except national holidays), Monday through Friday, from 7:00 AM to 6:00 PM, and Saturday from 8:00 AM to 1:00 PM, if so requested by Tenant, by providing at least 24 hours’ notice. HVAC services beyond the aforesaid hours of operation can be made available to Tenant, if so requested by Tenant, by providing at least 24 hours prior written notice and at a cost of $50.00 per hour per unit, subject to customary increases. 3. Maintenance on any additional or special air conditioning equipment installed by Tenant, and the associated operating cost thereof, shall be at Tenant’s expense; provided, however, any maintenance of business-critical supplemental air conditioning should be handled directly by Tenant and its service provider. III. WATER Hot water for lavatory and kitchen purposes and cold water for drinking, kitchen, lavatory and toilet purposes. IV. ELEVATORS Elevators for the use of all tenants and the general public for access to and from all floors of the Building, programming of elevators (including, but not limited to, service elevators), shall be as Landlord from time to time determines best for the Building as a whole. Elevators which provide access to the interior of the Premises shall be restricted from opening on the first floor and second floor of the Premises without a valid access card. V. SECURITY/ACCESS Twenty-four (24) hour entry to the Building is available to Tenant and Tenant’s employees, after normal Building hours of operation. Tenant shall have unrestricted access to its Premises at all times, and not just during normal building hours and operation. All security

D-6 8833492.3 within the Premises shall be the responsibility of the Tenant and Tenant shall have the right to control its space, including the right to install additional security measures. Landlord shall provide or cause to be provided all necessary snow plowing and snow removal services for the Park. VI. BUILDING HOURS Normal building hours of operation are Monday through Friday from 7:00 AM to 6:00 PM. The Building operates on Saturday from 8:00 AM to 1:00 PM, with access to the Building subject to the provisions as outlined in Item V contained herein. Except for the heating, ventilating and air conditioning system, which operates in accordance with the schedule as described in Item II contained herein, all Building systems, including but not limited to electrical, mechanical, elevator, fire safety and sprinkler, and water, operates 24 hours per day, 7 days per week. VII. CAFETERIA, VENDING AND PLUMBING INSTALLATIONS/INTERIOR LAVATORIES AND SHOWERS 1. Except as expressly set forth in this Exhibit, any space within the Premises to be used primarily for lunchroom or Tenant controlled cafeteria operation shall be Tenant’s responsibility to keep clean and sanitary. Cafeteria, vending machines or refreshment service installations by Tenant must be approved by Landlord in writing, which approval shall not be unreasonably withheld, conditioned or delayed. Except as expressly set forth in this Exhibit, all maintenance, repairs and additional cleaning necessitated by such installations shall be at Tenant’s expense. 2. Tenant is responsible for the maintenance and repair of plumbing fixtures and related equipment installed in the Premises for its exclusive use (such as in any coffee room), but excluding lavatory and shower space. VIII. SIGNAGE Tenant shall be entitled to the Building’s standard signage at Tenant’s main entry, all relevant monument signs and on the Building’s lobby directories, at Landlord’s cost. See also Section 6.1.20 regarding Tenant’s signage. IX. ELECTRICITY Tenant shall, in addition to paying Fixed Rent, pay for all electricity for lights, plugs and supplemental HVAC consumed in the Premises pursuant to a Landlord installed electric sub- meter or check meter to measure Tenant’s actual usage consumed within the Premises. Tenant shall reimburse Landlord for all costs of such electricity based upon the rate charged by the utility company (or provider) to the Landlord without mark-up on a monthly basis, specifically within thirty (30) days upon receipt of Landlord’s invoice therefore. Common area electricity and common area Building HVAC electric charges are included in the common area maintenance charges set forth in Section 4.2 of this Lease.

D-7 8833492.3 The Building is powered by 18,000 amps at 480 volts, 3 phase, 4 wire. Tenant’s use of electrical service in the Premises shall not at any time exceed the capacity of any of the electrical conductors or other equipment in or otherwise serving the Premises or the Building standard. To ensure that such capacity is not exceeded and to avert possible adverse effects upon the Building’s electrical system, Tenant shall not, without at least thirty (30) days prior written notice to and consent of Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment which operates on a voltage of 277/480 volts nominal, or make any alteration or addition to the electric system of the Premises. In the event Tenant shall use (or request that it be allowed to use) electrical service in excess of that reasonably deemed by Landlord to be standard for the Building, Landlord may refuse to provide such excess usage or refuse to consent to such usage or may consent upon such conditions as Landlord reasonably elects (including, but not limited to, the installation of utility service upgrades, sub-meters, air handlers or cooling units), and all such additional usage (except to the extent prohibited by law), installation and maintenance thereof shall be paid for by Tenant, as additional rent, upon Landlord’s demand, so long as no other tenants are receiving excess usage. It is understood that the electrical generated service to the Premises may be furnished by one or more generators of electrical power and that the cost of electricity may be billed as a single charge or divided into and billed in a variety of categories, such as distribution charges, transmission charges, generation charges, congestion charges, capacity charges, public good charges, and other similar categories, and may also include a fee, commission or other charge by an unaffiliated broker, aggregator or other intermediary for obtaining or arranging the supply of generated electricity. Landlord shall have the right to select the generator of electricity to the Premises and to purchase generated electricity for the Premises through a broker, aggregator or other intermediary and/or buyers group or other group and to change the generator of electricity and/or manner of purchasing electricity from time to time provided; provided that such services are competitively bid prior to selection. As used herein, the term “generator of electricity” shall mean one or more companies (including, but not limited to, an electric utility, generator, independent or non-regulated company) that provides generated power to the Premises or to the Landlord to be provided to the Premises, as the case may be. X. OTHER UTILITIES Tenant shall be responsible for the payment of all other utilities consumed by Tenant in the Premises, including telephone, cable, other communications and gas (if applicable). Tenant shall pay for such consumption directly to the provider of such utilities. XI. LIGHTING Landlord shall maintain all existing lighting systems in the Premises, including the replacing of light bulbs, plugs, as needed, and costs related thereto shall be billed to Tenant.

E-1 8833492.3 EXHIBIT “E” RULES AND REGULATIONS 1. The entrance, lobbies, passages, corridors, elevators and stairways shall not be encumbered or obstructed by Tenant, Tenant’s agents, servants, employees, licensees, and visitors, or be used by them for any purpose other than for ingress and egress to and from the Premises. The moving in or out of all safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord may reasonably determine from time to time. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. 2. No curtains, blinds, shades, screens, advertisements, or signs, or the like other than those furnished by Landlord, shall be attached to, hung in, affixed to, or used in connection with any window or door of the Premises or to any other area of the Premises (including without limitation on interior windows, walls and doors) that is visible from the outside of the Building or visible from any common area of the Building without the prior written consent of the Landlord (taking into account such factors such as size, color and style and compatibility with the Building). If Tenant is not the sole Building tenant, interior signs on doors on the common areas of the Building shall be painted or affixed for Tenant by Landlord, or by sign painters first approved by Landlord, at the expense of Tenant and shall be of a size, color and style acceptable to Landlord and shall be compatible to the Building. In no event shall Tenant have the right to place any signage elsewhere on the Lot or Park without Landlord’s prior written approval. 3. Tenant shall furnish Landlord with master keys or access devices for any security (door access) system provided and installed by Tenant, so long as the same has been approved by Landlord. Tenant shall be allowed to place additional locks or bolts upon doors and windows within the Premises, as long as Tenant provides master keys to Landlord as aforesaid as these additional locks and bolts could prove to be a hindrance to Landlord providing building services, such as cleaning and maintenance. Tenant must, upon the termination of its tenancy, remove all additional locks and bolts and restore all original door hardware and provide Landlord all Building keys either furnished to or otherwise procured by Tenant; and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the reasonable replacement cost thereof. 4. Canvassing, soliciting and peddling in the Building, or on the Lot or in the Park if applicable, are prohibited, and Tenant shall cooperate to prevent the same. 5. Tenant shall comply with all reasonably necessary security measures from time to time established by Landlord for the Building or Park, if any; however, the parties acknowledge that Landlord has no obligation to provide any security. 6. Tenant agrees that there shall be no smoking allowed anywhere in the Premises or Building or within 50’ of any entrance to the Building.

E-2 8833492.3 7. No animals, with the exception of “assistance animals” (e.g., seeing eye dogs), shall be brought into the Building by Tenant, Tenant’s agents, servants, employees, invitees, subtenants and assigns. 8. a) If the Building has a common fitness center, Tenant shall execute Landlord’s standard Release and Waiver Agreement prior to any use by Tenant. b) Users of any common fitness room or shower facilities within the Building (if applicable) shall only place a lock on a locker only during the time they are using the fitness, locker room and/or shower facilities. No overnight use of lockers and no locks on lockers except during workout. Also, no overnight storage of gym bags or like shall be permitted. Tenant shall inform all employees that the lockers and locker room features such as coat hooks, and closet rods are there for the benefit of all building tenants. Towels and clothing are not to be left in the locker room for any length of time greater than that period that the employee is using the facility. The Tenant shall provide its employees with an area within their Premises for their employees to hang personal belongings to dry. 9. Bicycles shall be parked at the specific bicycle locations provided and shall not be permitted inside the Building. 10. No Onsite Mobile Oil Change Companies, Food Service Trucks, etc. are allowed to provide services on the property. 11. No portable electric heaters shall be allowed anywhere in the Premises. 12. Tenant shall notify Landlord in advance of any move-in and move-out activities involving multi-tenant buildings (and their common areas). All moves shall be performed by Tenant (and its contractors) outside of normal weekday business hours of operation (as set forth on Exhibit “D”) and/or weekends.

F-3 8833492.3 EXHIBIT “F” OPTION TO EXTEND The Tenant has the option to extend this Lease for two (2) successive five (5) year terms each (each an “Extended Term” or collectively, the “Extended Terms”), the exercise of which shall automatically extend the Term of the Lease without the necessity of additional documentation. So long as there does not exist any continuing, uncured material default under the Lease beyond notice and cure periods at the time of exercise, the option to extend shall be deemed to have been exercised by Tenant’s written notification to Landlord that it elects to exercise its option to extend at least twelve (12) months but not more than eighteen (18) months prior to the end of the initial Term hereunder, or first Extended Term, as applicable. The Extended Terms shall be upon the same terms and conditions as are set forth in this Lease, including, without limitation, the Tenant’s obligations to pay Operating Cost Escalation as set forth in Section 4.2, except that, without the mutual agreement of the parties (i) there shall be no additional option to extend after the termination of the second Extended Term or the failure to exercise the first or second option, whichever shall first occur, and (ii) the annual Fixed Rent for the Extended Terms shall be equal to the then Fair Market Rent (as defined in and determined in accordance with Exhibit “H”).

G-1 8833492.3 EXHIBIT “G” NOTICE OF LEASE In accordance with the provisions of Massachusetts General Laws (Ter. Ed.) Chapter 183, Section 4, as amended, notice is hereby given of a certain lease (hereinafter referred to as the “Lease”) dated as of September __, 2016 by and between Technology Park X Limited Partnership (hereinafter referred to as “Landlord”) and ConforMIS, Inc., a Delaware corporation (hereinafter referred to as “Tenant”). W I T N E S S E T H: 1. The address of the Landlord is c/o The Gutierrez Company, 200 Wheeler Road, Burlington, Massachusetts 01803. 2. The address of the Tenant is 28 Crosby Drive, Bedford, MA 01730. 3. The Lease was executed on September __, 2016. 4. The Term of the Lease is a period of approximately eight (8) years and six (6) months beginning on the Commencement Date determined in accordance with Section 2.2 of the Lease, currently scheduled for April 1, 2017. 5. Subject to the provisions of the Lease, the Tenant has the option to extend the Term of the Lease for two (2) additional five (5) year periods pursuant to Exhibit “F” of the Lease. 6. The demised premises is approximately 45,043 rentable square feet on the fourth floor of the building located at 600 Technology Park Drive, Billerica, Massachusetts 01821 (the “Building”), and the areas of which are the subject of all appurtenant rights and easements set forth in Section 2.1 of the Lease. The demised premises is depicted on the plan attached hereto as Exhibit “B”. 7. Tenant shall have a right of first refusal to expand the demised premises to include additional space on the fourth floor of the Building, subject to the terms and conditions of Exhibit “I” of the Lease. 8. The lot upon which the Building is located is described in Exhibit “A” attached hereto. This Notice of Lease has been executed merely to give notice of the Lease, and all of the terms, conditions and covenants of which are incorporated herein by reference. The parties hereto do not intend this Notice of Lease to modify or amend the terms, conditions and covenants of the Lease which are incorporated herein by reference.

G-2 8833492.3 IN WITNESS WHEREOF, the parties hereto have duly executed this Notice of Lease as of this ____ day of September, 2016. LANDLORD: TECHNOLOGY PARK X LIMITED PARTNERSHIP By: The Gutierrez Company, General Partner By: Arthur J. Gutierrez, Jr. President COMMONWEALTH OF MASSACHUSETTS MIDDLESEX, SS On this ____ day of September, 2016 before me, the undersigned notary public, personally appeared Arthur J. Gutierrez, Jr., President of The Gutierrez Company, General Partner of Technology Park X Limited Partnership, proved to me through satisfactory evidence of identification, which was personal knowledge of the undersigned, to be the person whose name is signed on the preceding or attached document(s), and acknowledged to me that he signed it voluntarily for its stated purpose. (official seal) Notary Public

G-3 8833492.3 TENANT: CONFORMIS, INC. By: Name: Title: COMMONWEALTH OF MASSACHUSETTS ______________ COUNTY On this ____ day of September, 2016, before me, the undersigned notary public, personally appeared________________, the _________________ of ConforMIS, Inc., proved to me through satisfactory evidence of identification, which was photographic identification with signature issued by a federal or state governmental agency, oath or affirmation of a credible witness, personal knowledge of the undersigned, to be the person whose name is signed on the preceding or attached document(s), and acknowledged to me that he/she signed it voluntarily for its stated purpose. (official seal) Notary Public

G-4 8833492.3 EXHIBIT “A” TO EXHIBIT “G” (600 Technology Park Drive) The land in Billerica, Middlesex County, Massachusetts being shown as “Lot 10A, 889,134± SF, 20.41± AC” on a plan entitled “Approval Not Required Plan of Lands of Technology Park Realty Trust I and Technology Park X Limited Partnership, Billerica, MA, Middlesex County (North Registry District), Prepared for The Gutierrez Company,” dated April 23, 1998, revised May 1, 1998 and May 14, 1998, prepared by SMC, and recorded with the Middlesex North Registry of Deeds in Plan Book 197, Plan 35.

G-5 8833492.3 EXHIBIT “B” TO EXHIBIT “G” Plan Depicting Location of the Premises

H-1 8833492.3 EXHIBIT “H” MARKET RENT As used in this Lease, the term “Fair Market Rent” shall mean the then current annual rental charges, including provisions for subsequent increases and other adjustments, for existing office leases then currently being negotiated or those recently executed in comparable space and buildings located in the Route 3 market area. In determining Fair Market Rent, all relevant factors shall be taking into account, including, without limitation: condition of the premises, size of the premises, escalation charges then payable under the lease, location of the premises, location of the building, tenant improvement allowances, fit-up of the premises and lease term. The Fair Market Rent for the Premises shall be determined as determined as follows: (a) If Tenant exercises an Extension Option provided in Exhibit F, then Landlord and Tenant shall first negotiate in good faith in an attempt to determine the Fair Market Rent, subject to the terms of paragraph (f) below. If Landlord and Tenant are able to agree upon the Fair Market Rent within thirty (30) days after Landlord’s receipt of Tenant’s Extension Notice (the “Negotiation Deadline”), then such agreement shall constitute the determination of the Fair Market Rent for the applicable Extended Term for purposes of this paragraph (a). If Landlord and Tenant are unable to agree upon the Fair Market Rent prior to the Negotiation Deadline, then within fifteen (15) days after the Negotiation Deadline, Landlord and Tenant shall each appoint one (1) arbitrator (each, an “Advocate Arbitrator”) who shall be a real estate broker who shall have been active over the ten (10) year period ending on the date of such appointment in the arms-length leasing of office space in comparable Class-A multi-tenanted commercial office buildings (with and without ground floor retail) of comparable use and quality of construction located in the Boston northwest suburban area, taking into account all relevant factors. Within two (2) business days following appointment of their respective Advocate Arbitrators, each party shall notify the other of such appointment, which notice shall include the name and address of the appointed Advocate Arbitrator and a brief description of such Advocate Arbitrator’s experience and qualifications. Landlord and Tenant may consult with prospective brokers prior to appointing an Advocate Arbitrator. Each Advocate Arbitrator shall make his or her own independent determination of the Fair Market Rent for the applicable Extended Term, subject to the terms of paragraph (f) below. Within thirty (30) days after the date of appointment of the last appointed Advocate Arbitrator, each Advocate Arbitrator shall prepare and deliver to Landlord and Tenant his or her determination of the Fair Market Rent. If the higher of the two determinations of the Fair Market Rent by the Advocate Arbitrators is not more than one hundred five percent (105%) of the lower of such determinations, then the Fair Market Rent shall be the average of the two (2) determinations. If the higher determination is more than one hundred five percent (105%) of the lower determination, then the two (2) Advocate Arbitrators shall then appoint a third arbitrator (the “Neutral Arbitrator”) who shall be a broker meeting the qualifications above and who shall not have been engaged by either party during the three (3) year period immediately prior to his or her appointment. Neither Landlord nor Tenant nor their respective Advocate Arbitrators may, directly or indirectly, consult with the Neutral Arbitrator prior to or after his or her appointment, except in the presence of the other party. If the two Advocate Arbitrators cannot agree upon the appointment of the Neutral Arbitrator within ten (10) business days following delivery of the last determination by an Advocate Arbitrator, either

H-2 8833492.3 Landlord or Tenant, or both, shall apply to the local office of the American Arbitration Association (“AAA”) to provide a list of three (3) brokers meeting the foregoing qualifications and who have relatively equal experience representing tenants and landlords. Within five (5) business days after receipt of the AAA list, each party may, by written notice to the other, reject one (1) of the appraisers on the AAA list. If, after such procedure, names of more than one (1) appraiser shall remain, then the Neutral Arbitrator shall be chosen by Landlord and Tenant from the remaining names, by lot. The Neutral Arbitrator shall be retained pursuant to an engagement letter jointly prepared by Landlord’s counsel and Tenant’s counsel. (b) The Neutral Arbitrator shall decide whether the determination of the Fair Market Rent by Landlord’s Advocate Arbitrator or Tenant’s Advocate Arbitrator more closely reflects the Fair Market Rent. The Neutral Arbitrator may elect to meet with Landlord’s Advocate Arbitrator and Tenant’s Advocate Arbitrator to discuss the market rent analysis and conclusions of the two (2) Advocate Arbitrators. The Neutral Arbitrator must select either the determination by Landlord’s Advocate Arbitrator or Tenant’s Advocate Arbitrator as the Fair Market Rent, and shall have no right to propose a middle ground or to modify either of the two (2) determinations or the provisions of this Lease. The Neutral Arbitrator shall render a decision within forty-five (45) days after appointment. The decision of the Neutral Arbitrator shall be final and binding upon the parties, and may be enforced in accordance with the provisions of applicable law for the jurisdiction within which the Property is located. (c) In the event of the failure, refusal or inability of any Advocate Arbitrator or the Neutral Arbitrator to act, a successor shall be appointed in the manner that applies to the selection of the person being replaced. Each party shall pay the fees and expenses of the Advocate Arbitrator designated by such party, and one-half of the fees and expenses of the Neutral Arbitrator. (d) If the Fair Market Rent has not been determined as of the commencement of the applicable Extended Term, Tenant shall continue to pay as monthly Basic Rent, pending such determination, the Fixed Rent in effect immediately before commencement of the applicable Extended Term. Within thirty (30) days following the determination of the Fair Market Rent, Tenant shall pay to Landlord, or Landlord shall pay to Tenant, the amount of any deficiency or excess, as the case may be, in the monthly Fixed Rent previously paid by Tenant. (e) If Tenant exercises an Extended Term, Landlord and Tenant shall promptly enter into an amendment to this Lease documenting the terms of the applicable Extended Term (each an “Extension Amendment”); provided, however, an otherwise valid exercise of an Extended Term shall be fully effective whether or not an Extended Amendment is executed. (f) On or after the date that is 24 months before the end of the then-current Term, and prior to the date that is 12 months before the end of the then-current Term, Tenant may give Landlord notice (“Tenant’s Rent Request Notice”) requesting Landlord’s good faith determination of the Fair Market Rent for any Extended Term. Tenant’s Rent Request Notice shall not constitute Tenant’s exercise of any option to extend the Term for an Extended Term. Within 10 business days after receipt of a Tenant’s Rent Request Notice, Landlord shall provide Tenant with written notice of Landlord’s good faith determination of the Fair Market Rent for the applicable Extended Term (the “Landlord’s FMR Determination”).

I-1 8833492.3 EXHIBIT “I” RIGHT OF FIRST REFUSAL In no event shall Landlord, during the Term of this Lease, lease or decide to lease, agree to lease, or accept any offer to lease space that from time to time becomes available during the Term on floor 4 of the Building (each and collectively, the “ROFR Space”), unless Landlord first affords Tenant an opportunity to lease such area in accordance with the provisions of this Exhibit “I” and only after written notice to Tenant, provided that there does not then exist an uncured, continuing material Event Default under this Lease. Such notice shall contain Landlord’s summary of the essential terms and conditions of any bona fide third party offer which Landlord anticipates accepting (i.e., description of such rentable area, the term and any options to extend or cancel the term, the annual fixed rent amounts, the basic operating cost provisions, and the allowances and other monetary concessions, if any) with respect to such rentable area (such summary shall herein in this Exhibit “I” be referred to as the “Offer”). Upon receipt of such notice and the Offer from Landlord, and as aforesaid, provided further that there does not then exist an uncured, continuing material Event of Default under this Lease, Tenant shall have a right to lease all of such space described in the Offer on the terms set forth in the Offer (except that if such Offer is received by Tenant within the first twelve (12) months of the Term), then the lease term applicable to such space shall be coterminous with the Term of this Lease, including, without limitation, all rights to extend the Term in accordance with this Lease) by giving notice to Landlord to such effect within ten (10) business days after Tenant’s receipt of Landlord’s notice of such Offer. If such notice is not so timely given by Tenant, then Landlord shall be free to lease the subject space, or portion thereof, on the terms and conditions contained in the Offer, or substantially similar thereto (which for the purposes hereof, Landlord agrees shall not be more than a five percent (5%) decrease in the net effective rent thereunder; otherwise, Landlord shall re-offer the space to Tenant, in accordance with the terms of this Exhibit “I”). The non-exercise by Tenant of its rights under this Exhibit “I” as to any particular ROFR Space described in a particular Offer by Landlord shall be deemed to waive any of Tenant’s rights of first refusal as to the Offer, but not as to the remainder of ROFR Space that was not part of the Offer, if any, as this right of first refusal shall be considered a one-time first refusal as to the ROFR Space; provided however if, following the non-exercise by Tenant of its rights under this Exhibit “I” to any particular ROFO Space described in a particular Offer by Landlord, Landlord fails to lease, agree to lease, or accept an offer to lease the premises in such particular Offer within nine (9) months of Tenant’s non-exercise, Landlord shall be obligated to again afford Tenant an opportunity to lease the area described in such Offer in accordance with the provisions of this Exhibit “I”. In the event that Tenant accepts Landlord’s offer to lease such ROFR Space described in the Offer, then Landlord and Tenant hereby agree that they shall enter into a mutually acceptable amendment to this Lease, specifying that such rentable area is a part of the Premises under this Lease and demising said premises to Tenant on the terms of the Offer with respect to such rentable space (except that if such Offer is received by Tenant within the first twelve (12) months of the Term), then the lease term applicable to such space shall be coterminous with the Term of this Lease, including, without limitation, all rights to extend the Term in accordance with this Lease). Such amendment shall also contain other appropriate terms and provisions relating to the addition of such rentable space to this Lease or the leasing of such rentable space, as

I-2 8833492.3 applicable, and as mutually agreed upon by the parties. The amendment shall be signed by Tenant within twenty (20) business days of receipt of the proposed agreement from the Landlord in the form as hereinabove required, Landlord and Tenant hereby agreeing to use good faith efforts to finalize the form of amendment as quickly as possible and within said twenty (20) business day period. In no event shall the foregoing affect the Tenant’s obligation to lease such space once Tenant provides Landlord with its notice exercising its option hereunder as aforesaid, as the parties hereby agree that Tenant’s notice shall serve as Tenant’s acceptance of Landlord’s offer to lease such space and that the amendment merely serves as confirmation that the parties shall enter into a written amendment to memorialize the previously accepted terms. Notwithstanding the foregoing, Tenant’s rights of first refusal pursuant to this Exhibit “I” shall be subject and subordinate to Insulet Corporation’s right of first refusal with respect to floor 4 of the Building. Landlord shall not offer any space to Tenant subject to the existing rights of Insulet Corporation unless any such space has first been offered to and rejected by Insulet Corporation in accordance with its existing rights. If Landlord provides an Offer to Tenant at any time during the last two years of the Term and Tenant gives Landlord a written request for a determination of the Fair Market Rent for the Premises pursuant to paragraph (f) of Exhibit H within five (5) business days after receipt of Landlord’s Offer, the date by which Tenant must accept Landlord’s Offer shall be extended to the date that is ten (10) business days after the date on which Landlord provides Landlord’s FMR Determination to Tenant.

J-1 8833492.3 EXHIBIT “J” SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT This SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of _______________, 20____ (the “Effective Date”), between BANK OF AMERICA, N.A., a national banking association, whose address is ___________________________________________________________, Attention: Commercial Real Estate Banking (“Lender”), and ______________________, a ___________________________, whose address is ____________________________ (“Tenant”), with reference to the following facts: A. Technology Park X Limited Partnership, a ___________________, whose address is _______________________________ (“Landlord”), owns the real property located at 600 Technology Park Drive, Billerica, Massachusetts (such real property, including all buildings, improvements, structures and fixtures located thereon, “Landlord’s Premises”), as more particularly described in Schedule A. B. Lender has made a loan to Landlord in the original principal amount of $_________________, which amount is subject to possible increase to a maximum principal amount of $__________________ (the “Loan”), all as provided in and subject to the terms and conditions set forth in the Loan Documents (as hereinafter defined). C. To secure the Loan, Landlord has encumbered Landlord’s Premises by entering into that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated _________________, 20___, for the benefit of Lender (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the “Mortgage”) [to be] recorded [on ____________________, in Book __________, Page ___________,] in the Records of ______________________ County, _________________ (the “Official Records”). D. Pursuant to a Lease dated as of _________________, 2016, as amended on _________________, 20___ and ____________, 20___, and as may be amended, extended or renewed, from time to time (collectively, the “Lease”); Landlord demised to Tenant a portion of Landlord’s Premises comprised of approximately 45,053 rentable square feet, as more particularly described in the Lease (“Tenant’s Premises”). [E. A memorandum or short form of the Lease] [was recorded in the Official Records on _____________________, at Book ______, Page _____.] F. Tenant and Lender desire to agree upon the relative priorities of their interests in Landlord’s Premises and their rights and obligations if certain events occur.

J-2 8833492.3 NOW, THEREFORE, for good and sufficient consideration and intending to be legally bound hereby, Tenant and Lender agree: 1. Definitions. The following terms shall have the following meanings for purposes of this Agreement. 1.1 “Civil Asset Forfeiture Reform Act” means the Civil Asset Forfeiture Reform Act of 2000 (18 U.S.C. Sections 983 et seq.), as amended from time to time, and any successor statute. 1.2 “Construction-Related Obligation(s)” means any obligation of Landlord under the Lease to make, pay for, or reimburse Tenant for any alterations, demolition, or other improvements or work at Landlord’s Premises, including Tenant’s Premises. Construction- Related Obligations shall not include: (a) reconstruction or repair following fire, casualty or condemnation; or (b) day-to-day maintenance and repairs. 1.3 “Controlled Substances Act” means the Controlled Substances Act (21 U.S.C. Sections 801 et seq.), as amended from time to time, and any successor statute. 1.4 “Foreclosure Event” means: (a) foreclosure under the Mortgage, whether by judicial action or pursuant to nonjudicial proceedings; (b) any other exercise by Lender of rights and remedies (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Loan and/or the Mortgage, as a result of which any Successor Landlord becomes owner of Landlord’s Premises; or (c) delivery by Landlord to Lender (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in Landlord’s Premises in lieu of any of the foregoing. 1.5 “Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement. 1.6 “Loan Documents” mean the Mortgage and any other document now or hereafter evidencing, governing, securing or otherwise executed in connection with the Loan, including any promissory note and/or loan agreement, pertaining to the repayment or use of the Loan proceeds or to any of the real or personal property, or interests therein, securing the Loan, as such documents or any of them may have been or may be from time to time hereafter renewed, extended, supplemented, increased or modified. This Agreement is a Loan Document. 1.7 “Offset Right” means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant’s payment of Rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or other applicable law) from Landlord’s breach or default under the Lease. 1.8 “Rent” means any fixed rent, base rent or additional rent under the Lease. 1.9 “Successor Landlord” means any party that becomes owner of Landlord’s Premises as the result of a Foreclosure Event.

J-3 8833492.3 1.10 “Termination Right” means any right of Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease. 2. Subordination. The Lease, including all rights of first refusal, purchase options and other rights of purchase, shall be, and shall at all times remain, subject and subordinate to the lien and security interest imposed by the Mortgage and the right to enforce such lien or security interest, and all advances made under or secured by the Loan Documents. Tenant hereby intentionally subordinates the Lease and all of Tenant’s right, title and interest thereunder and in and to Landlord’s Premises (including Tenant’s right, title and interest in connection with any insurance proceeds or eminent domain awards or compensation relating to Landlord’s Premises and Tenant’s right to receive and retain any rentals or payments made under any sublease or concession agreement of or relating to any portion of Tenant’s Premises), to the lien of the Mortgage and all of Lender’s rights and remedies thereunder, and agrees that the Mortgage shall be and shall at all times remain a lien on Landlord’s Premises prior and superior to the Lease. 3. Nondisturbance; Recognition; and Attornment. a. No Exercise of Mortgage Remedies Against Tenant. So long as the Lease has not been terminated on account of Tenant’s default that has continued beyond applicable cure periods (an “Event of Default”), Lender shall not name or join Tenant as a defendant in any judicial action, proceeding for foreclosure, receivership, trustee’s sale, or other proceeding that is commenced pursuant to the exercise of Lender’s rights and remedies arising upon a default by Landlord under the Mortgage unless (a) applicable law requires Tenant to be made a party thereto as a condition to proceeding against Landlord or in order to prosecute or otherwise fully enforce such rights and remedies; or (b) such joinder of Tenant is required for the recovery by Lender of any Rent at any time owing by Tenant under the Lease, whether pursuant to the assignment of rents set forth in the Mortgage or otherwise; or (c) such joinder is required in order to enforce any right of Lender to enter Landlord’s Premises for the purpose of making any inspection or assessment, or in order to protect the value of Lender’s security provided by the Mortgage. In any instance in which Lender is permitted to join Tenant as a defendant as provided above, Lender agrees not to terminate the Lease or otherwise disturb, interfere with or adversely affect Tenant’s rights under the Lease, or this Agreement in or pursuant to such action or proceeding, unless an Event of Default by Tenant has occurred and is continuing. The foregoing provisions of this Section shall not be construed in any manner that would prevent Lender from (i) carrying out any nonjudicial foreclosure proceeding under the Mortgage, or (ii) obtaining the appointment of a receiver for the Landlord’s Premises as and when permitted under applicable law. b. Nondisturbance and Attornment. If the Lease has not been terminated on account of an Event of Default by Tenant, then, when Successor Landlord takes title to Landlord’s Premises: (a) Successor Landlord shall not terminate or disturb or interfere with Tenant’s possession of Tenant’s Premises under the Lease, except in accordance with the terms of the Lease; (b) Successor Landlord shall be bound

J-4 8833492.3 to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (c) Tenant shall recognize and attorn to Successor Landlord as Tenant’s direct landlord under the Lease as affected by this Agreement; and (d) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant. c. Use of Proceeds. Lender, in making any advances of the Loan pursuant to any of the Loan Documents, shall be under no obligation or duty to, nor has Lender represented to Tenant that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such advances, and any application or use of such proceeds for purposes other than those provided for in any Loan Document shall not defeat Tenant’s agreement to subordinate the Lease in whole or in part as set forth in this Agreement. d. Further Documentation. The provisions of this Article shall be effective and self- operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article in a commercially reasonable writing upon request by either of them. e. Default Under Mortgage. In the event that Lender notifies Tenant in writing of a Landlord default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease directly to Lender, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Lender, without offset (except as expressly provided in the Lease), or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage and notwithstanding any contrary instructions of or demands from Landlord. The consent and approval of Landlord to this Agreement shall constitute an express authorization for Tenant to make such payments to Lender and a release and discharge of all liability of Tenant to Landlord for any such payments made to Lender in compliance with Lender’s written demand. 4. Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Mortgage, Successor Landlord shall not be liable for or bound by any of the following matters: a. Claims Against Former Landlord. Any Offset Right that Tenant may have against any Former Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the date of attornment. (The foregoing shall not limit either (a) Tenant’s right to exercise against Successor Landlord any Offset Right otherwise available to Tenant because of events occurring after the date of attornment, or (b) Successor Landlord’s

J-5 8833492.3 obligation to correct any conditions that existed as of the date of attornment and violate Successor Landlord’s obligations as landlord under the Lease). b. Acts or Omissions of Former Landlord. Any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Former Landlord) or obligations accruing prior to Successor Landlord’s actual ownership of Landlord’s Premises; provided, however, that nothing contained in this subsection shall be deemed to release Successor Landlord from (i) Successor Landlord’s obligation to correct any conditions that existed as of the date of attornment and violate Successor Landlord’s obligations as landlord under the Lease, or (ii) any obligation accruing during Successor Landlord’s actual ownership of Landlord’s Premises which is capable of being cured by Successor Landlord and which continues after Successor Landlord’s acquisition of Landlord’s Premises. c. Prepayments. Any payment of Rent that Tenant may have made to Former Landlord more than thirty (30) days before the date such Rent was first due and payable under the Lease with respect to any period after the date of attornment other than, and only to the extent that, the Lease expressly required such a prepayment. d. Payment; Security Deposit. Any obligation (a) to pay Tenant any sum(s) that any Former Landlord owed to Tenant, or (b) with respect to any security deposited with Former Landlord, unless such security was actually delivered to Lender. This Section is not intended to apply to Landlord’s obligation to make any payment that constitutes a Construction-Related Obligation. e. Modification; Amendment; or Waiver. Any material modification or amendment of the Lease, or any material waiver of any terms of the Lease, made without Lender’s written consent. For purposes hereof, a “material” amendment, modification or waiver means one that reduces the rent, term, size of Tenant’s Premises or Tenant’s obligation to pay operating expense reimbursements or common area charges; transfers to Landlord costs or expenses previously paid by Tenant; adds options on the part of the Tenant to expand Tenant’s Premises or to purchase Landlord’s Premises; or otherwise materially increases Landlord’s obligations or decreases Tenant’s obligations under the Lease. f. Surrender; Etc. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease. g. Construction-Related Obligations. Any Construction-Related Obligation of Landlord under the Lease. 5. Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement the Lease shall be

J-6 8833492.3 deemed to have been automatically amended to provide that Successor Landlord’s obligations and liability under the Lease shall never extend beyond Successor Landlord’s (or its successors’ or assigns’) interest, if any, in Landlord’s Premises from time to time, including insurance and condemnation proceeds, Successor Landlord’s interest in the Lease, and the proceeds from any sale or other disposition of Landlord’s Premises by Successor Landlord (collectively, “Successor Landlord’s Interest”). Tenant shall look exclusively to Successor Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord. In addition to any limitation of liability set forth in this Agreement, Lender and/or its successors and assigns shall under no circumstances be liable for any incidental, consequential, punitive, or exemplary damages. Any limitation of liability of Tenant for any incidental, consequential, punitive, or exemplary damages shall be as set forth in the Lease. 6. Lender’s Right to Cure. a. Notice to Lender. Notwithstanding anything to the contrary in the Lease or this Agreement, before exercising any Termination Right, Tenant shall simultaneously provide Lender with notice of the breach or default by Landlord giving rise to same (the “Default Notice”) and, thereafter, the opportunity to cure such breach or default as provided for below. b. Lender’s Cure Period. After Lender receives a Default Notice, Lender shall have a period of fifteen (15) days beyond the time available to Landlord under the Lease in which to cure the breach or default by Landlord. Lender shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Lender agrees or undertakes otherwise in writing or as expressly set forth herein. c. Extended Cure Period. In addition, as to any breach or default by Landlord the cure of which requires possession and control of Landlord’s Premises, provided only that Lender undertakes to Tenant by written notice to Tenant within fifteen (15) days after receipt of the Default Notice to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this Section, Lender’s cure period shall continue for such additional time (the “Extended Cure Period”) as Lender may reasonably require to either (a) obtain possession and control of Landlord’s Premises and thereafter cure the breach or default with reasonable diligence and continuity, or (b) obtain the appointment of a receiver and give such receiver a reasonable period of time in which to cure the default; provided, however, (i) the Extended Cure Period shall not exceed thirty (30) days, and (ii) Lender shall not be entitled to the Extended Cure Period with respect to the appointment of a receiver unless it commences an action to appoint a receiver within the initial fifteen (15) day cure period referred to in Section 6.b.

J-7 8833492.3 7. Confirmation of Facts. Tenant represents to Lender and to any Successor Landlord, in each case as of the Effective Date: a. Effectiveness of Lease. The Lease is in full force and effect, has not been modified, and constitutes the entire agreement between Landlord and Tenant relating to Tenant’s Premises. Tenant has no interest in Landlord’s Premises except pursuant to the Lease. b. Rent. Tenant has not paid any Rent that is first due and payable under the Lease after the Effective Date except in accordance with the Lease. c. No Landlord Default. To the best of Tenant’s knowledge, no breach or default by Landlord exists and no event has occurred that, with the giving of notice, the passage of time or both, would constitute such a breach or default. d. No Tenant Default. Tenant has not received any uncured notice of any default by Tenant under the Lease and, to the best of Tenant’s knowledge, Tenant is not in default under the Lease. e. No Termination. Tenant has not commenced any action nor sent or received any notice to terminate the Lease. Tenant has no presently exercisable Termination Right(s) or Offset Right(s). f. Commencement Date. The “Commencement Date” of the Lease has not occurred and will be determined in accordance with Section 2.2 of the Lease. g. Acceptance. Tenant has accepted possession of Tenant’s Premises. h. No Transfer. Tenant has not transferred, encumbered, mortgaged, assigned, subleased, conveyed or otherwise disposed of the Lease or any interest therein. i. Due Authorization. Tenant has full authority to enter into this Agreement, which has been duly authorized by all necessary actions. j. No Violations of Laws. Tenant has not violated, and shall not violate, any laws affecting Tenant’s Premises, including the Controlled Substances Act, or which could otherwise result in the commencement of a judicial or nonjudicial forfeiture or seizure proceeding by a governmental authority (including the commencement of any proceedings under the Civil Asset Forfeiture Reform Act) on the grounds that Tenant’s Premises or any part thereof has been used to commit or facilitate the commission of a criminal offense by any person, including Tenant, pursuant to any law, including the Controlled Substances Act, regardless of whether or not Tenant’s Premises is or shall become subject to forfeiture or seizure in connection therewith. 8. Miscellaneous.

J-8 8833492.3 a. Notices. All notices or other communications required or permitted under this Agreement shall be in writing and given by certified mail (return receipt requested) or by nationally recognized overnight courier service that regularly maintains records of items delivered. Each party’s address is as set forth in the opening paragraph of this Agreement, subject to change by prior written notice under this Section. Notices shall be effective the next business day after being sent by overnight courier service, and five (5) business days after being sent by certified mail (return receipt requested). b. Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns. If Lender assigns the Mortgage, then upon delivery to Tenant of written notice thereof accompanied by the assignee’s written assumption of all obligations under this Agreement, all liability of the assignor shall terminate and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Lender’s interest is assigned or transferred. c. Entire Agreement. This Agreement constitutes the entire agreement between Lender and Tenant regarding the subordination of the Lease to the Mortgage and the rights and obligations of Tenant and Lender as to the subject matter of this Agreement. d. Interaction with Lease and with Mortgage; Severability. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Mortgage. Lender confirms that Lender has consented to Landlord’s entering into the Lease. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Agreement and the remaining provisions shall continue in full force and effect as if such provision had not been included. e. Lender’s Rights and Obligations. Except as expressly provided for in this Agreement, Lender shall have no obligations to Tenant with respect to the Lease. If an attornment occurs pursuant to this Agreement by Tenant to a Successor Landlord, then all rights and obligations of Lender under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement. f. Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the Commonwealth of Massachusetts, excluding its principles of conflict of laws.

J-9 8833492.3 g. Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged. h. Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. i. Lender’s Representation. Lender represents that Lender has full authority to enter into this Agreement, and Lender’s entry into this Agreement has been duly authorized by all necessary actions. j. Reliance by Lender. Tenant acknowledges the right of Lender (as well as any Successor Landlord) to rely upon the certifications and agreements in this Agreement in making the Loan to Landlord. [Signatures on following page]

J-10 8833492.3 IN WITNESS WHEREOF, this Agreement has been duly executed and delivered under seal by Lender and Tenant as of the Effective Date. LENDER: BANK OF AMERICA, N.A., a national banking association By: Name: Title: TENANT: , a _____________________________ By: Name: Title: STATE/COMMONWEALTH OF __________ County, ss. On this _____ day of ______________, 20______ before me, the undersigned notary public, personally appeared __________________________________, proved to me through satisfactory evidence of identification, being (check whichever applies): □ driver’s license or other state or federal governmental document bearing a photographic image, □ oath or affirmation of a credible witness known to me who knows the above signatory, or □ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily for its stated purpose, as the duly authorized _____________________ of _________________________. __________________________________________ Notary Public My commission expires: ______________________ Print Notary Public’s Name: Qualified in the Commonwealth of Massachusetts [Notary Seal]

J-11 8833492.3 STATE/COMMONWEALTH OF __________ County, ss. On this _____ day of ______________, 20______ before me, the undersigned notary public, personally appeared __________________________________, proved to me through satisfactory evidence of identification, being (check whichever applies): □ driver’s license or other state or federal governmental document bearing a photographic image, □ oath or affirmation of a credible witness known to me who knows the above signatory, or □ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily for its stated purpose, as the duly authorized _____________________ of _________________________. __________________________________________ Notary Public My commission expires: ______________________ Print Notary Public’s Name: Qualified in the Commonwealth of Massachusetts [Notary Seal]

J-12 8833492.3 LANDLORD’S CONSENT Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord’s request. The foregoing Agreement shall not alter, waive or diminish any of Landlord’s obligations under the Mortgage or the Lease. The above Agreement discharges any obligations of Lender under the Mortgage and related loan documents to enter into a nondisturbance agreement with Tenant. Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Lender upon receipt of a notice as set forth in Section 3.5 above from Lender and Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage. Landlord is not a party to the above Agreement. LANDLORD: , a _______________________________ By: Name: Title: Dated: ____________________, 20_______ STATE/COMMONWEALTH OF __________ County, ss. On this _____ day of ______________, 20______ before me, the undersigned notary public, personally appeared __________________________________, proved to me through satisfactory evidence of identification, being (check whichever applies): □ driver’s license or other state or federal governmental document bearing a photographic image, □ oath or affirmation of a credible witness known to me who knows the above signatory, or □ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily for its stated purpose, as the duly authorized _____________________ of _________________________. __________________________________________ Notary Public My commission expires: ______________________ Print Notary Public’s Name: Qualified in the Commonwealth of Massachusetts [Notary Seal]

J-13 8833492.3 GUARANTOR’S CONSENT Each of the undersigned, a guarantor of Tenant’s obligations under the Lease (a “Guarantor”), consents to Tenant’s execution, delivery and performance of the foregoing Agreement. From and after any attornment pursuant to the foregoing Agreement, that certain Guaranty dated ________________, 20_______ (the “Guaranty”) executed by Guarantor in favor of ______________________ shall automatically benefit and be enforceable by Successor Landlord with respect to Tenant’s obligations under the Lease as affected by the foregoing Agreement. Successor Landlord’s rights under the Guaranty shall not be subject to any defense, offset, claim, counterclaim, reduction or abatement of any kind resulting from any act, omission or waiver by any Former Landlord for which Successor Landlord would, pursuant to the foregoing Agreement, not be liable or answerable after an attornment. The foregoing does not limit any waivers or other provisions contained in the Guaranty. Guarantor confirms that the Guaranty is in full force and effect and Guarantor presently has no offset, defense (other than any arising from actual payment or performance by Tenant. which payment or performance would bind a Successor Landlord under the foregoing Agreement), claim, counterclaim, reduction, deduction or abatement against Guarantor’s obligations under the Guaranty. GUARANTOR: , a __________________________ By: Name: Title: Dated: ____________________, 20______ STATE/COMMONWEALTH OF __________ County, ss. On this _____ day of ______________, 20______ before me, the undersigned notary public, personally appeared __________________________________, proved to me through satisfactory evidence of identification, being (check whichever applies): □ driver’s license or other state or federal governmental document bearing a photographic image, □ oath or affirmation of a credible witness known to me who knows the above signatory, or □ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily for its stated purpose, as the duly authorized _____________________ of _________________________. __________________________________________ Notary Public My commission expires: ______________________ Print Notary Public’s Name: Qualified in the Commonwealth of Massachusetts [Notary Seal]

J-14 8833492.3 SCHEDULE A Description of Landlord’s Premises 600 Technology Park Drive The land in Billerica, Middlesex County, Massachusetts being shown as “Lot 10A, 889,134± SF, 20.41± AC” on a plan entitled “Approval Not Required Plan of Lands of Technology Park Realty Trust I and Technology Park X Limited Partnership, Billerica, MA, Middlesex County (North Registry District), Prepared for The Gutierrez Company,” dated April 23, 1998, revised May 1, 1998 and May 14, 1998, prepared by SMC, and recorded with the Middlesex North Registry of Deeds in Plan Book 197, Plan 35.

K-1 8833492.3 EXHIBIT “K” Tenant Estoppel Certificate To: Bank of America, N.A. 225 Franklin Street MA1-225-0204 Boston, MA 02110 Attention: Relationship Administration Commercial Real Estate Banking Re: _______________________________ _______________________________ 1. The undersigned, as Tenant of approximately [45,000] square feet of space (the “Premises”) under that certain Lease dated ____________________, 2016 (the “Lease”) made with Technology Park X Limited Partnership , a Massachusetts limited partnership (the “Landlord”), covering space in Landlord’s building (the “Building”) in Billerica, Middlesex County, Commonwealth of Massachusetts, known as 600 Technology Park Drive, hereby certifies as follows: (a) That attached hereto as Exhibit “A” is a true, correct and complete copy of the Lease, together with all amendments thereto; (b) That the Lease is in full force and effect and has not been modified, supplemented or amended in any way except as set forth in Exhibit “A.” The interest of the undersigned in the Lease has not been assigned or encumbered except as follows: _________________; (c) That the Lease, as amended as indicated in Exhibit “A,” represents the entire agreement between the parties as to said leasing of the Premises, and that there are no other agreements, written or oral, which affect the occupancy of the Premises by the undersigned; (d) That all insurance required of the undersigned under the Lease has been provided by the undersigned and all premiums have been paid; (e) That the commencement date of the term of the Lease was _____________________; (f) That the expiration date of the term of the Lease is _______________________, including any presently exercised option or renewal term, and that the undersigned has no rights to renew, extend or cancel the Lease or to lease additional space in the Premises or the Building, except as expressly set forth in the Lease; (g) That in addition to the Premises, the undersigned has the right to use _______ parking spaces in or near the Building and _________ square feet of storage area during the term of the Lease; (h) That the undersigned has no option or preferential right to purchase all or any part of the Premises (or the land or Building of which the Premises are a part), and has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease (except as specified in ____________, a copy of which is attached hereto);

K-2 8833492.3 (i) That on this date there are no existing defenses, offsets, claims or credits which the undersigned has against the enforcement of the Lease except for prepaid rent through ____________ (not to exceed one (1) month); (j) That all contributions required by the Lease to be paid by Landlord to date for improvements to the Premises have been paid in full. The undersigned has accepted the Premises, subject to no conditions other than those set forth in the Lease. The undersigned has entered into occupancy of the Premises; (k) That the annual minimum rent currently payable under the Lease is $________________ and such rent has been paid through _______________________; (l) That except as otherwise set forth in the Lease, the undersigned has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other similar rent concession. No rents have been prepaid more than one (1) month in advance and full rental, including basic minimum rent, if any, has commenced to accrue; (m) That to Tenant’s knowledge (i) there are no defaults by the undersigned or Landlord under the Lease, and (ii) no event has occurred or situation exists that would, with the passage of time or with notice, constitute a default under the Lease; [(n) That the undersigned has delivered a letter of credit in the amount of $_________________________;] (o) That as of the date hereof the undersigned has all governmental permits, licenses and consents required for the activities and operations being conducted by it in the Building; and (p) That as of this date there are no actions, whether voluntary or otherwise, pending against the undersigned or any guarantor of the Lease under the bankruptcy or insolvency laws of the United States or any state thereof. 3. The undersigned acknowledges the right of Lender to rely upon the certifications and agreements in this Certificate in making a loan to Landlord. The undersigned hereby agrees to furnish Lender with such other and further estoppel certificates as Lender may reasonably request. The undersigned understands that in connection with such loan, Landlord’s interest in the rentals due under the Lease will be assigned to Lender pursuant to an assignment of leases by Landlord in favor of Lender. The undersigned agrees that if Lender shall notify the undersigned that a default has occurred under the documents evidencing such loan and shall demand that the undersigned pay rentals and other amounts due under the Lease to Lender, the undersigned will honor such demand notwithstanding any contrary instructions from Landlord. EXECUTED this _____ day of ______________________. CONFORMIS, INC., a __________ corporation By: Name: Title:

L-1 8833492.3 EXHIBIT “L” FORM LETTER OF CREDIT (THE ACTUAL FORM WILL DEPEND ON THE ISSUING BANK) IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: DATE: DELIVERY BY COURIER SERVICE BENEFICIARY: APPLICANT: Technology Park X Limited Partnership c/o The Gutierrez Company One Wall Street, Burlington, MA 01803 AMOUNT: USD $____________ EXPIRY DATE: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA___________ LADIES AND GENTLEMEN: WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. __________ IN YOUR FAVOR EFFECTIVE IMMEDIATELY, BY ORDER AND FOR THE ACCOUNT OF __________ FOR A SUM OR SUMS NOT EXCEEDING A TOTAL OF ________________________________________________ (USD ________) AVAILABLE BY YOUR DRAFT(S) AT SIGHT DRAWN ON US AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS: 1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENTS THERETO, IF ANY. 2. A DATED STATEMENT FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER OR REPRESENTATIVE, FOLLOWED BY HIS/HER DESIGNATED TITLE, STATING THE FOLLOWING: “REFERENCE IS HEREBY MADE TO THAT CERTAIN LEASE (THE “LEASE”) DATED _____________, 2016 [INSERT LEASE DATE] BETWEEN BENEFICIARY AS LANDLORD (THE “LANDLORD”) AND CONFORMIS, INC. AS TENANT (THE “TENANT”). I HEREBY CERTIFY THAT I AM AN AUTHORIZED REPRESENTATIVE OF LANDLORD AND FURTHER CERTIFY THAT: (I) EITHER (A) AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED AND REMAINS UNCURED BEYOND THE APPLICABLE CURE PERIOD, OR (B) APPLICANT HAS NOT RENEWED, REPLACED OR AMENDED THE LETTER OF CREDIT BY NOT LATER THAN TWENTY-FIVE (25) BANKING DAYS PRIOR TO THE EXPIRATION THEREOF OR PROVIDED A CASH DEPOSIT, IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 11 OF THE LEASE; AND

L-2 8833492.3 (II) THIS DRAWING IN THE AMOUNT OF USD ___________ (INSERT AMOUNT, NOT TO EXCEED AVAILABLE CREDIT) REPRESENTS FUNDS DUE TO LANDLORD UNDER AND PURSUANT TO THE LEASE.” THIS LETTER OF CREDIT IS TRANSFERABLE BY THE ISSUING BANK ONE OR MORE TIMES BUT IN EACH INSTANCE TO A SINGLE BENEFICIARY AND ONLY IN ITS ENTIRETY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION (IN THE FORM OF EXHIBIT “A” ATTACHED HERETO) AND OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM $250.00). ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE-SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE ORIGINAL LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL LETTER OF CREDIT TO THE TRANSFEREE. PARTIAL DRAWINGS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED. ALL DOCUMENTS INCLUDING DRAFT(S) MUST INDICATE THE NUMBER AND DATE OF THIS CREDIT. THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS CREDIT. ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS TO US ON A BUSINESS DAY BY OVERNIGHT COURIER MAIL AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION. _____________________________________ WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT. IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE. THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES ISP98, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590 (“ISP98”).

L-3 8833492.3 VERY TRULY YOURS, AUTHORIZED OFFICIAL

L-4 8833492.3 Exhibit “A” TO: BANK DATE: RE: LETTER OF CREDIT ISSUED BY: ATTN: LETTER OF CREDIT NO. AVAILABLE AMOUNT GENTLEMEN: FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO: _________________________ (NAME OF TRANSFEREE) _________________________ (ADDRESS) ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER. BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY. THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECT TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER. YOURS VERY TRULY, (BANK) SIGNATURE OF BENEFICIARY AUTHORIZED SIGNATURE

M-1 8833492.3 EXHIBIT “M” SCHEDULE COMPLETION DATE CONSTRUCTION DRAWINGS TEN WEEKS FROM LEASE EXECUTION BUILDING PERMIT FOUR WEEKS FROM RECEIPT OF CONSTRUCTION DRAWINGS DEMOLITION OF EXISTING IMPROVEMENTS TWELVE WEEKS FROM LEASE EXECUTION CONSTRUCTION OF LANDLORD WORK TWELVE WEEKS FROM RECEIPT OF BUILDING PERMIT SCHEDULED TERM COMMENCEMENT DATE APRIL 1, 2017